EXHIBIT 99

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

                      $1,497,177,000 (APPROXIMATE BALANCE)     FEBRUARY 24, 2003
                      GS MORTGAGE SECURITIES CORPORATION II
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-C1



APPROXIMATE SECURITIES STRUCTURE:
--------------------------------

                                   APPROXIMATE   EXPECTED CREDIT       EXPECTED          EXPECTED
                EXPECTED RATING   FACE/NOTIONAL      SUPPORT       WEIGHTED AVERAGE       PAYMENT
    CLASS         FITCH / S&P      AMOUNT (MM)     (% OF UPB)      LIFE (YEARS) (A)     WINDOW (A)
------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
------------------------------------------------------------------------------------------------------
  A-1               AAA/AAA               123.8      13.125%              3.50          04/03-09/07
  A-2               AAA/AAA               631.5      13.125%              5.70          09/07-08/12
  A-3               AAA/AAA               673.8      13.125%              9.70          08/12-01/13
  B                  AA/AA                 51.4      10.000%              9.81          01/13-01/13
  C                 AA-/AA-                16.4       9.000%              9.81          01/13-01/13
------------------------------------------------------------------------------------------------------
PRIVATELY OFFERED CLASSES (B)
------------------------------------------------------------------------------------------------------
  D                  A+/A+                 16.4       8.000%
  E                   A/A                  16.4       7.000%
  F                  A-/A-                 16.4       6.000%
  G                BBB+/BBB+               18.5       4.875%
  H                 BBB/BBB                12.3       4.125%
  J                BBB-/BBB-               12.3       3.375%
  K                 BB+/BB+                10.2       2.750%
  L                  BB/BB                  8.2       2.250%
  M                 BB-/BB-                 6.1       1.875%
  N                  B+/B+                  6.1       1.500%
  O                   B/B                   4.1       1.250%
  P                  B-/B-                  4.1       1.000%
  S                    NR                  16.4        --
  X-1(c)            AAA/AAA             1,645.2
  X-2(c)            AAA/AAA
               TOTAL SECURITIES:       $1,645.2
------------------------------------------------------------------------------------------------------

(a)   Calculated at 0% CPR, assuming no balloon payment extension.

(b)   Not offered hereby.

(c)   Notional amount of interest only class.



KEY FEATURES:
------------
Lead Manager:                         Goldman, Sachs & Co.
Co-Managers:                          Banc of America Securities LLC
                                      Bear, Stearns & Co. Inc.
                                      Morgan Stanley & Co. Incorporated
                                      WaMu Capital Corp.
Sellers/Originators:                  Goldman Sachs Mortgage Company / Archon (94.1%)
                                      Washington Mutual Bank, FA (3.1%)
                                      Commerzbank AG, New York Branch (2.8%)
Collateral:                           76 Mortgage Loans ($1,645,250,146)
Master Servicer:                      TBD
Special Servicer:                     TBD
Trustee:                              TBD
Pricing:                              March 2003
Closing:                              March 2003
Cut-Off Date:                         March 1st 2003
Distribution Date:                    10th of each month, or following business day (commencing
                                      April 10, 2003)
Payment Delay:                        9 days
ERISA Eligible:                       Classes A-1, A-2, A-3, B and C are expected to be ERISA
                                      eligible subject to certain conditions for eligibility.
SMMEA Eligible                        Classes A-1, A-2, A-3, B and C are expected to be SMMEA eligible
Structure:                            Sequential pay
Day Count:                            30/360
Tax Treatment:                        REMIC
Rated Final Distribution Date:        January 2040
Clean up Call:                        1.0%
Minimum Denominations:                Publicly Offered Classes: $10,000 & $1
Delivery:                             DTC for publicly offered classes


================================================================================


COLLATERAL FACTS (A):
--------------------
Cut-Off Date Loan Principal Balance:                             $1,645,250,146
Number of Mortgage Loans / Properties:                                  76 / 81
Average Mortgage Loan Cut-Off Date Balance:                         $21,648,028
Weighted Average Current Mortgage Rate:                                   5.385%
Weighted Average Loan U/W DSCR (b):                                       2.12x
Weighted Average Loan Cut-Off Date LTV Ratio (b):                          59.4%
Weighted Average Remaining Term to Maturity date (months):                 97.9
Weighted Average Remaining Amortization Term (months):                    349.0
Prepayment Lockout / Defeasance as % of Total:                             92.8%
Balloon Loans as % of Total:                                               99.6%
Single Largest Asset as % of Total:                                        14.0%
Five Largest Assets as % of Total:                                         46.1%
Ten Largest Assets as % of Total:                                          62.9%

(a) Four (4) Mortgage Loans representing approximately 32.3% of the total pool are senior interests ("A Notes") that have a junior loan secured by the same mortgaged property ("B Note"). All LTV and DSCR numbers are based on the A Note, unless otherwise noted.

(b) All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan.



TEN LARGEST LOANS:
------------------

                                          CUT-OFF DATE     % BY LOAN                UW
LOAN OR SPONSOR                              BALANCE       POOL UPB       LTV      DSCR   PROPERTY TYPE
----------------------------------------------------------------------------------------------------------------
520 Madison Avenue (a) (b)                   $231,000,000    14.0%        44.0%     2.42x  Office
One North Wacker (a) (b)                      180,000,000    10.9         42.7      2.35   Office
Sunvalley Mall (b)                            134,691,998     8.2         62.4      2.02   Anchored Retail
Bridgewater Commons (a) (b)                   117,223,768     7.1         46.0      2.67   Anchored Retail
GGP Portfolio-Provo & Spokane (b)              94,802,853     5.8         58.5      2.07   Anchored Retail
Miami Center (b)                               81,000,000     4.9         55.5      2.85   Office
Kierland Commons                               65,853,794     4.0         67.6      1.64   Anchored Retail
The Aventine                                   50,000,000     3.0         68.5      2.00   Office
3 Huntington Quadrangle                        44,000,000     2.7         76.5      1.91   Office
Festival at Waldorf                            37,000,000     2.2         75.2      2.03   Anchored Retail
                                           --------------    ----         ----      ----
  TOTAL/WTD. AVG.                          $1,035,572,413    62.9%        53.8%     2.28X
----------------------------------------------------------------------------------------------------------------

(a) The cut-off date balance represents the senior A Note portion of the loan. All LTV and DSCR numbers throughout are based on the A Note only, unless otherwise noted.

(b) For the purposes of this securitization, these loans are expected to be rated investment grade by S&P AND Fitch.



SELECTED LOAN DATA:
------------------

                                 NUMBER OF                 LOAN POOL CUT-OFF DATE BALANCE
                                 MORTGAGED    -----------------------------------------------------------
GEOGRAPHIC DISTRIBUTION         PROPERTIES          (MM)          % BY UPB           WTD. AVG. UWDSCR
---------------------------------------------------------------------------------------------------------
California (a)                        16           $305.4           18.6%                  1.98x
New York                               3            280.0           17.0                   2.34
Illinois                               2            183.0           11.1                   2.34
New Jersey                             3            162.2            9.9                   2.34
Florida                                8            136.1            8.3                   2.45
Arizona                                5             99.0            6.0                   1.68
Washington                             4             66.2            4.0                   1.95
Other (b)                             40            413.5           25.1                   1.92
                                      --         --------          -----                   ----
  TOTAL / WTD. AVG                    81         $1,645.3          100.0%                  2.12X
---------------------------------------------------------------------------------------------------------

(a) 5 properties for a total of $176.1 million (10.7% UPB) are located in northern California and 11 properties for a total of $129.2 million (7.9%
      UPB) are located in southern California.

(b)   Includes 17 states and the District of Columbia.



                                 NUMBER OF                 LOAN POOL CUT-OFF DATE BALANCE
                                 MORTGAGED    -----------------------------------------------------------
  PROPERTY TYPE                 PROPERTIES          (MM)          % BY UPB           WTD. AVG. UWDSCR
---------------------------------------------------------------------------------------------------------
Office                                26           $794.4           48.3%                  2.24x
Anchored Retail (a)                   27            628.9           38.2                   2.14
Multifamily (b)                       25            179.4           10.9                   1.72
Industrial                             3             42.5            2.6                   1.38
                                     ---      -----------        -------                   ----
  TOTAL / WTD. AVG                    81         $1,645.3          100.0%                  2.12X
---------------------------------------------------------------------------------------------------------

(a) Includes 1 unanchored retail property which accounts for approximately 0.2% of the total pool.

(b) Includes 2 manufactured housing community properties which account for approximately 0.8% of the total pool.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------



|_|   For purposes of calculating principal distributions of the certificates:

      -- Available principal will be allocated sequentially to the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N, O, P and S certificates.

      -- In case the principal balances of the Class S, P, O, N, M, L, K, J, H, G, F, E, D, C, and B certificates, in that order, have been reduced to zero due to the allocation of principal losses, then Class A-1, A-2 and A-3 will be allocated principal pro-rata.

|_| Classes X-1 and X-2 will be entitled to receive payments of interest only and will not receive any payments of principal. Classes X-1 and X-2 will be entitled to payments of interest pro-rata (based on interest entitlements) with the Class A-1, A-2 and A-3 certificates each month.

|_| Each class will be subordinate to the Class A-1, A-2, A-3, X-1 and X-2 certificates and to each principal balance class with an earlier alphabetical designation than such class. Each of the Class A-1, A-2, A-3, X-1 and X-2 certificates will be of equal priority.

|_|   All classes will pay interest on a 30/360 basis.

|_| Principal losses will be allocated in reverse alphabetical order to the Class S, P, O, N, M, L, K, J, H, G, F, E, D, C, and B certificates, and then pro-rata to the Class A-1, A-2 and A-3 certificates.

|_| The Master Servicer will cover net prepayment interest shortfalls on the loans up to a specified portion of the master servicing fee. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other compensating interest payments from the master servicing fee) will be allocated pro-rata (based on interest entitlements) to all regular certificates.

|_| Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding principal balance certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the Class X-1 and X-2 certificates.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (A)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:
---------------------------------

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related certificate then entitled to principal distributions and the Class X-1 certificate as follows:

      |_| A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the class of certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the discount rate.


               -------------------------------------------------------------

               Prepayment             (Pass-Through Rate - Discount Rate )
               Premium Allocation =   ------------------------------------
               Percentage             (Mortgage Rate - Discount Rate)

               -------------------------------------------------------------

      |_| The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X-1 certificate.

      |_| In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the certificate then entitled to principal distributions relative to the Class X-1 certificate as discount rates decrease and a decrease in the allocation to such Classes as discount rates rise.

      Allocation of Prepayment Premiums Example
      -----------------------------------------

         Discount Rate Fraction Methodology:
         Mortgage Rate                       =  6%
         Bond Class Rate                     =  5%
         Treasury   Rate   (or    Applicable =  4%
         Discount Rate)
         % of Principal Distributed to Class =  100%


      BOND  CLASS ALLOCATION         |   CLASS X-1 ALLOCATION
      --------------------------------------------------------------------------

      5% - 4% x 100%   =   50%       |   Receives excess premiums = 50% thereof
      -------                        |
      6% - 4%                        |

(a) For further information regarding the allocation of prepayment premiums, refer to the prospectus supplement.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A) (B)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                       APRIL        APRIL        APRIL        APRIL        APRIL        APRIL        APRIL         APRIL
RESTRICTIONS                     2003         2004         2005         2006         2007         2008         2009         2010
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance            98.32%       98.32%       95.01%       92.76%       92.72%       90.63%      90.56%        92.64%
> of YM or 1%                       1.68%        1.68%        4.99%        7.24%        7.28%        9.37%       9.10%         7.36%
Open                                0.00%        0.00%        0.00%        0.00%        0.00%        0.00%       0.35%         0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             100.00%      100.00%      100.00%      100.00%      100.00%      100.00%     100.00%       100.00%
Balance of Mortgage Loans ($mm) 1,645.25     1,635.14     1,623.43     1,608.65     1,590.74     1,076.74    1,053.61      1,010.59
% OF CUT-OFF BALANCE              100.00%       99.39%       98.67%       97.78%       96.69%       65.45%      64.04%        61.42%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                       APRIL        APRIL        APRIL        APRIL        APRIL        APRIL        APRIL
RESTRICTIONS                     2011         2012         2013         2014         2015         2016         2017
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance            92.66%       95.03%      100.00%      100.00%      100.00%      100.00%     100.00%
> of YM or 1%                       7.34%        1.42%        0.00%        0.00%        0.00%        0.00%       0.00%
Open                                0.00%        3.54%        0.00%        0.00%        0.00%        0.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             100.00%      100.00%      100.00%      100.00%      100.00%      100.00%     100.00%
Balance of Mortgage Loans ($mm)   990.11       944.50         2.99         2.46         1.90         1.31        0.68
% OF CUT-OFF BALANCE               60.18%       57.41%        0.18%        0.15%        0.12%        0.08%       0.04%
------------------------------------------------------------------------------------------------------------------------------------

(a) Table calculated using modeling assumptions as described in the prospectus supplement.

(b)   Differences in totals may exist due to rounding.



--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)

  (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE PERIOD AND YIELD
               MAINTENANCE PERIOD THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)

          0% CPR        25% CPR     50% CPR      75% CPR        100% CPR
--------------------------------------------------------------------------------
A-1         3.50          3.49        3.48         3.46            3.37
A-2         5.70          5.68        5.67         5.65            5.49
A-3         9.70          9.67        9.64         9.60            9.36
B           9.81          9.81        9.81         9.81            9.56
C           9.81          9.81        9.81         9.81            9.56
--------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


                       [MAP OF THE UNITED STATES OMITTED]


AL        0.2%
AZ        6.0%
CA(a)    18.6%
CT        0.9%
DC        0.4%
FL        8.3%
GA        0.4%
ID        0.2%
IL       11.1%
IN        0.2%
LA        1.4%
MD        2.8%
MI        1.3%
MN        2.8%
NC        2.4%
NJ        9.9%
NY       17.0%
PA        1.7%
SC        0.1%
TN        1.5%
TX        1.4%
UT        2.9%
VA        3.5%
WA        4.0%
WI        1.1%



                               [PIE CHART OMITTED]


Anchored Retail (b)           38.2%
Industrial                     2.6%
Multifamily (c)               10.9%
Office                        48.3%



(a) Includes 5 properties located in northern California (10.7% of the total pool) and 11 properties located in southern California (7.9% of the total pool).

(b)   Includes 1 unanchored retail property (0.2% of the total pool).

(c) Includes 2 manufactured housing community properties (0.8% of the total pool).



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


--------------------------------------------------------------------------------
                                COLLATERAL DATA
--------------------------------------------------------------------------------

 DISTRIBUTION OF DSCR
-------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                       NUMBER OF                               AGGREGATE CUT-OFF
RANGE OF DSCR (x)   MORTGAGE LOANS     CUT-OFF DATE BALANCE      DATE BALANCE
-------------------------------------------------------------------------------
1.14-1.29x                  2                $6,355,888                0.4%
1.30-1.39                   1                27,688,602                1.7
1.40-1.49                   9                97,378,911                5.9
1.50-1.59                  12               109,549,782                6.7
1.60-1.69                  10               133,055,834                8.1
1.70-1.79                   2                22,481,600                1.4
1.80-1.89                   3                22,139,123                1.3
1.90-2.19                  23               507,324,203               30.8
2.20-2.49                   6               453,094,956               27.5
2.50-3.37                   8               266,181,248               16.2
                           --            --------------              -----
 TOTAL                     76            $1,645,250,146              100.0%

--------------------------------------------------------------------------------



DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE
 -------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
CUT-OFF DATE                 NUMBER OF        CUT-OFF DATE     AGGREGATE CUT-OFF
PRINCIPAL BALANCE ($)     MORTGAGE LOANS         BALANCE         DATE BALANCE
--------------------------------------------------------------------------------
$1,995,518-2,999,999             10             $23,825,405            1.4%
3,000,000-4,999,999              14              54,207,193            3.3
5,000,000-6,999,999               9              51,838,282            3.2
7,000,000-9,999,999              12              98,494,799            6.0
10,000,000-17,999,999            12             161,095,040            9.8
19,000,000-29,999,999             8             183,917,014           11.2
35,000,000-59,999,999             4             167,300,000           10.2
60,000,000-99,999,999             3             241,656,647           14.7
115,000,000-134,999,999           2             251,915,766           15.3
180,000,000-231,000,000           2             411,000,000           25.0
                                 --          --------------          -----
 TOTAL                           76          $1,645,250,146          100.0%

--------------------------------------------------------------------------------


DISTRIBUTION OF AMORTIZATION TYPE
---------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF
                                            NUMBER OF                                AGGREGATE CUT-OFF
 AMORTIZATION TYPE                       MORTGAGE LOANS      CUT-OFF DATE BALANCE      DATE BALANCE
---------------------------------------------------------------------------------------------------------
Amortizing Balloon                              40               $673,875,199               41.0%
Interest Only, Then Amortizing                   5                477,250,000               29.0
Interest Only                                   28                466,714,000               28.4
Graduated P&I payment                            1                 20,438,412                1.2
Fully Amortizing                                 2                  6,972,535                0.4
                                                --             --------------              -----
  TOTAL                                         76             $1,645,250,146              100.0%

---------------------------------------------------------------------------------------------------------



DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
---------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF
                                            NUMBER OF                                AGGREGATE CUT-OFF
 LOCATION                                MORTGAGE LOANS      CUT-OFF DATE BALANCE      DATE BALANCE
---------------------------------------------------------------------------------------------------------
California (a)                                  16               $305,351,494               18.6%
New York                                         3                279,988,480               17.0
Illinois                                         2                183,000,000               11.1
New Jersey                                       3                162,155,772                9.9
Florida                                          8                136,076,854                8.3
Arizona                                          5                 98,966,927                6.0
Washington                                       4                 66,233,766                4.0
Virginia                                         7                 57,160,604                3.5
Utah                                             1                 47,664,605                2.9
Maryland                                         2                 45,780,665                2.8
Minnesota                                        3                 45,628,123                2.8
North Carolina                                   4                 38,990,798                2.4
Pennsylvania                                     2                 27,387,979                1.7
Tennessee                                        1                 24,500,000                1.5
Texas                                            4                 23,523,953                1.4
Louisiana                                        3                 23,090,000                1.4
Michigan                                         1                 22,000,000                1.3
Wisconsin                                        2                 17,549,896                1.1
Connecticut                                      2                 14,600,000                0.9
District of Columbia                             1                  6,578,122                0.4
Georgia                                          2                  6,545,759                0.4
Idaho                                            1                  3,894,682                0.2
Alabama                                          1                  3,667,223                0.2
Indiana                                          1                  2,520,511                0.2
South Carolina                                   2                  2,393,933                0.1
                                                --             --------------              -----
  TOTAL                                         81             $1,645,250,146              100.0%

---------------------------------------------------------------------------------------------------------

(a) Includes 5 properties located in northern California (10.7% of the total pool) and 11 properties located in southern California (7.9% of the total pool).



 DISTRIBUTION OF LTV RATIOS AT ORIGINATION
----------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF                                          PERCENTAGE OF AGGREGATE
RANGE OF LTV (%)                                 MORTGAGE LOANS            CUT-OFF DATE BALANCE         CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------------------------------
32.18-44.99%                                             3                       $415,988,480                   25.3%
45.00-49.99                                              3                        139,962,890                    8.5
50.00-59.99                                              9                        250,606,589                   15.2
60.00-64.99                                              8                        211,818,657                   12.9
65.00-69.99                                             12                        191,472,042                   11.6
70.00-74.99                                             17                        108,871,326                    6.6
75.00-80.11                                             24                        326,530,161                   19.8
                                                        --                     --------------                  -----
  TOTAL                                                 76                     $1,645,250,146                  100.0%

----------------------------------------------------------------------------------------------------------------------------------



DISTRIBUTION OF MORTGAGE INTEREST RATE (%)
----------------------------------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE RATES (%)                         NUMBER OF              CUT-OFF DATE BALANCE        PERCENTAGE OF AGGREGATE
                                                 MORTGAGE LOANS                                         CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------------------------------
4.35-5.00%                                               6                       $175,066,853                   10.6%
5.01-5.50                                               35                        956,636,690                   58.1
5.51-6.00                                               28                        399,636,182                   24.3
6.01-6.50                                                4                         47,799,344                    2.9
6.51-7.00                                                1                          2,122,476                    0.1
7.01-7.50                                                2                         63,988,602                    3.9
                                                        --                     --------------                  -----
  TOTAL                                                 76                     $1,645,250,146                  100.0%

----------------------------------------------------------------------------------------------------------------------------------



DISTRIBUTION OF REMAINING AMORTIZATION TERMS
----------------------------------------------------------------------------------------------------------------------------------
RANGE OF REMAINING AMORTIZATION TERMS               NUMBER OF                                          PERCENTAGE OF AGGREGATE
(MOS)                                            MORTGAGE LOANS            CUT-OFF DATE BALANCE         CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------------------------------
Interest Only                                           28                       $466,714,000                   28.4%
121-180                                                  2                          6,972,535                    0.4
181-240                                                  2                          5,770,410                    0.4
241-300                                                  6                        155,092,116                    9.4
301-360                                                 38                      1,010,701,085                   61.4
                                                        --                     --------------                  -----
  TOTAL                                                 76                     $1,645,250,146                  100.0%

----------------------------------------------------------------------------------------------------------------------------------



DISTRIBUTION OF ORIGINAL TERMS TO MATURITY OR ARD
----------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF                                          PERCENTAGE OF AGGREGATE
RANGE OF ORIGINAL TERMS TO MATURITY (MOS)        MORTGAGE LOANS            CUT-OFF DATE BALANCE         CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------------------------------
59-60                                                   25                       $506,041,853                   30.8%
72-84                                                    3                         28,475,000                    1.7
118-120                                                 46                      1,103,760,758                   67.1
180                                                      2                          6,972,535                    0.4
                                                        --                     --------------                  -----
  TOTAL                                                 76                     $1,645,250,146                  100.0%

----------------------------------------------------------------------------------------------------------------------------------



DISTRIBUTION OF REMAINING TERMS TO MATURITY OR ARD
----------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF                                          PERCENTAGE OF AGGREGATE
RANGE OF REMAINING TERMS TO MATURITY (MOS)       MORTGAGE LOANS            CUT-OFF DATE BALANCE         CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------------------------------
54-60                                                   25                       $506,041,853                   30.8%
71-79                                                    3                         28,475,000                    1.7
106-120                                                 46                      1,103,760,758                   67.1
179                                                      2                          6,972,535                    0.4
                                                        --                     --------------                  -----
  TOTAL                                                 76                     $1,645,250,146                  100.0%

----------------------------------------------------------------------------------------------------------------------------------



DISTRIBUTION OF PREPAYMENT PROVISIONS
----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PROVISIONS                               NUMBER OF              CUT-OFF DATE BALANCE        PERCENTAGE OF AGGREGATE
                                                 MORTGAGE LOANS                                         CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------------------------------
Defeasance                                              68                      1,526,722,689                   92.8%
Greater of YM or 1% of UPB                               8                        118,527,457                    7.2
                                                        --                     --------------                  -----
  TOTAL                                                 76                     $1,645,250,146                  100.0%

----------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                               520 MADISON AVENUE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                           ORIGINAL             CUT-OFF DATE
                           --------             ------------

BALANCE: (1)               $231,000,000         $231,000,000

% OF POOL BY UPB:          14.0%

COUPON: (1)                5.19%

ORIGINATION DATE:          December 18, 2002

INTEREST ACCRUAL:          Actual / 360

TERM:                      120 months

AMORTIZATION:              36-months interest only then monthly amortization
                           based on a 30-year amortization schedule

OWNERSHIP INTEREST:        Fee Simple

PAYMENT DATE:              1st of the month

MATURITY DATE:             December 1, 2012

SPONSOR: (2)               See "The Borrower" below

CALL PROTECTION/
LOCKOUT: (3)               Defeasance permitted 2 years from the date of
                           securitization with U.S. Treasuries. Not prepayable until 4 months prior to maturity.

LOAN/SF: (1)               $236

UP-FRONT RESERVES:         TI/LC: $3,391,192 (4)

                           Mitsubishi Refund Reserve: $1,000,000 (4)

ONGOING / SPRINGING
RESERVES:                  Springing reserves for taxes, insurance, replacement
                           reserves and TI/LCs (4)

                           Mitsubishi Shortfall Reserve Account (4)

                           Rollover Reserve Account (4)

CASH MANAGEMENT:           Hard Lockbox

ADDITIONAL SECURED/
   MEZZANINE DEBT:         Teachers Insurance and Annuity Association of America
                           holds a $49,000,000 junior loan secured by the same mortgaged property ("B Note"). (5)

                           $52,000,000 mezzanine loan(6)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE                     Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:             CBD Office

PROPERTY LOCATION:         New York, New York

OCCUPANCY:                 99.4%

OCCUPANCY AS OF DATE:      November 1, 2002

YEAR BUILT:                1982

YEAR RENOVATED:            NAP

COLLATERAL:                The collateral consists of a 43-story, multi-tenant,
                           Class A commercial office building located between Madison and Fifth Avenues between 53rd and 54th
                           Streets in Midtown Manhattan

PROPERTY MANAGEMENT:       Tishman Speyer Properties, LLC

APPRAISED VALUE:           $525,000,000

APPRAISAL VALUE DATE:      December 1, 2002

CUT-OFF DATE LTV: (1)      44.0%

AGGREGATE CUT-OFF          53.3%

DATE LTV:

BALLOON LTV: (1)           39.1%

U/W NOI:                   $38,844,374

U/W NCF:                   $36,811,980

CURRENT ANNUAL DEBT
SERVICE: (1)               $15,204,240 (based on P&I payment)

U/W NOI DSCR: (1)          2.55x (based on P&I payment)

AGGREGATE U/W NOI
DSCR:                      2.08x (based on aggregate P&I payment)

U/W NCF DSCR: (1)          2.42x (based on P&I payment)

AGGREGATE U/W NCF
DSCR:                      1.97x (based on aggregate P&I payment)

--------------------------------------------------------------------------------

(1) The $231,000,000 loan represents the senior "A Note" portion of a $280,000,000 loan. Only the A Note is part of the trust fund. All LTV and DSCR numbers in the table above are based on the A Note only, unless otherwise noted.

(2) Both the A Note and the B Note are non-recourse and do not contain any carve-outs for which any person or entity other than the Borrower is liable.

(3) Defeasance of the A Note is only permitted if the B Note is simultaneously prepaid and/or defeased in full. Prepayment of the A Note is only permitted if the B Note is simultaneously prepaid in full.

(4)  See "Reserves" below.

(5)  See "Additional Debt" below.

(6)  See "Mezzanine Loan" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The largest loan (the "520 Madison Avenue Loan"), representing approximately 14.0% of the initial pool balance, is an "A Note" with a Cut-Off Date principal balance of $231,000,000. The 520 Madison Avenue Loan is a 10-year balloon loan that has a maturity date of December 1, 2012 (or the next business day) and provides for monthly payments of interest only for the first 36 months followed by monthly payments of principal and interest based on a 30-year amortization schedule. The 520 Madison Avenue Loan is secured by, among other things, a mortgage and security agreement encumbering the Borrower's fee ownership interest in the 520 Madison Avenue Property, as well as an assignment of the Borrower's interest in the rents and leases associated with the 520 Madison Avenue Property. For the purposes of this securitization, this loan is expected to be rated investment grade by S&P and Fitch.

     The B Note secured by the same mortgage that secures the A Note is held by Teachers Insurance and Annuity Association of America and has a Cut-Off Date principal balance of $49,000,000. The B Note is not a part of the trust fund. For a discussion of the intercreditor arrangements relating to the A Note and the B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement.

     The Borrower. The Borrower under the 520 Madison Avenue Loan, 520 Madison Owners, L.L.C., is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, currently controlled by certain individuals affiliated with Tishman Speyer Properties, L.P. and certain members of the Crown Family. Tishman Speyer Properties has developed, operated or acquired interests in a portfolio of assets including New York properties such as Rockefeller Center, the Chrysler Building and the Equitable Center. Lester Crown and family are currently ranked fifty-third in the current edition of the Forbes 400 list of the wealthiest Americans and, together with affiliates of Tishman Speyer Properties, L.P., own interests in a number of assets including Rockefeller Center.

     Both the A Note and the B Note are non-recourse and do not contain any carve-outs for which any person or entity other than the Borrower is liable.

     The Property. The 520 Madison Avenue property (the "520 Madison Avenue Property") is a 979,061 sq. ft. GLA, 43-story, multi-tenant, Class A commercial office building situated between Madison and Fifth Avenues and 53rd and 54th Streets in the Madison/Fifth Avenue Sub-District of the Plaza District of Midtown Manhattan. The leasable area of the 520 Madison Avenue Property consists primarily of multi-tenanted office space.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the 520 Madison Avenue Property:

                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                                                                       Annualized  % of Total
                                     Credit Rating                        Annualized    Base Rent  Annualized      Lease
              Tenant                (Fitch/MIS/S&P)     GLA    % of GLA    Base Rent      (PSF)     Base Rent    Expiration
----------------------------------  ---------------  --------  --------  ------------  ----------  -----------  ------------
Mitsubishi International (1)          NR/A3/BBB+      249,543   25.5%    $ 21,007,620     $ 84.18     33.8%          4/30/07
Jefferies & Company, Inc             NR/Baa3/BBB-      88,045    9.0        4,737,150     $ 53.80      7.6           10/5/14
Metallgesellschaft                    BBB/Baa3/NR      78,000    8.0        4,504,500     $ 57.75      7.3           1/31/13
Freshfields Bruckhaus Deringer LLP        NR           44,800    4.6        2,912,000     $ 65.00      4.7        10/25/2008
                                                                                                                 & 7/31/2015
Tishman Speyer Properties                 NR           67,652    6.9        2,268,289     $ 33.53      3.7         8/31/2003
                                                                                                                 - 5/31/2012
Credit Agricole                       AA+/Aa1/AA       38,660    3.9        2,164,960     $ 56.00      3.5            4/1/08
Pilgrim Group                             NR           26,786    2.7        1,968,771     $ 73.50      3.2           2/26/16
Credit Industriel ET Commercial         A/A2/A         44,800    4.6        1,963,857     $ 43.84      3.2           1/31/08
Wilmer Cutler & Pickering                 NR           25,655    2.6        1,872,815     $ 73.00      3.0           5/31/15
Arab Bank Limited                     BBB+/NR/NR       28,091    2.9        1,868,052     $ 66.50      3.0           9/30/12
                                                     --------  --------  ------------  ----------  -----------
  TOTAL/WTD. AVG. LARGEST TENANTS                     691,942   70.7%    $ 45,268,014     $ 65.41     72.9%
Remaining Tenants                                     280,716   28.7%    $ 16,793,762     $ 59.82     27.1%
Vacant Space                                            6,403    0.7%
                                                     --------  --------  ------------  ----------  -----------
  TOTAL/WTD. AVG. ALL                                 979,061  100.0%     $62,061,776     $ 63.80    100.0%

----------

(1) Rentable square feet as recited in Mitsubishi International Corporation's ("Mitsubishi") lease entered into in 1980 is 203,500 square feet. The indicated square feet of 249,453 gross leaseable area ("GLA") consists of 245,543 sq ft. of office space and 3,910 sq. ft. of basement space. The 245,543 sq. ft. of office space reflects current industry standards for how that space would be measured (as determined by Borrower). The Mitsubishi lease provided for a reset to the fair market value of the office space as of May 1, 2002. The Borrower then increased Mitsubishi's base rent for the office space to reflect such fair market value to an amount equal to $85 psf GLA and 245,543 sq ft GLA. Although Mitsubishi has been paying rent in the amount described in the previous sentence, the Borrower and Mitsubishi are currently in arbitration regarding this amount. The Mitsubishi lease is underwritten to a base rent of $16,710,618 (consisting of $67.50 psf on 245,543 sq ft GLA and $34.90 psf on 3,910 sq.ft. GLA for the basement space), and the Mitsubishi shortfall reserve was sized based upon this underwritten number. See "Reserves" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Lease Expiration. The following table shows the lease expiration schedule for the 520 Madison Avenue Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                          % OF TOTAL     ANNUALIZED
        YEAR ENDING                          % OF TOTAL     CUMULATIVE     ANNUALIZED     ANNUALIZED      BASE RENT
       DECEMBER 31,          EXPIRING GLA        GLA       OF TOTAL GLA     BASE RENT      BASE RENT        (PSF)
-------------------------    ------------    ----------    ------------    -----------    ----------     ----------
Month to Month (1)                3,025          0.3%            0.3%      $   157,548         0.3%      $   52.08
2003                             62,856          6.4             6.7%        2,628,168         4.2       $   41.81
2004                                  0          0.0             6.7%                0         0.0       $    0.00
2005                                  0          0.0             6.7%           13,200         0.0         NAP (2)
2006                              3,250          0.3             7.1%          195,627         0.3       $   60.19
2007                            293,103         29.9            37.0%       24,002,095        38.7       $   81.89
2008                            228,805         23.4            60.4%       10,968,933        17.7       $   47.94
2009                                  0          0.0            60.4%                0         0.0       $    0.00
2010                                  0          0.0            60.4%                0         0.0       $    0.00
2011                             17,922          1.8            62.2%        1,849,955         3.0       $  103.22
2012                             89,666          9.2            71.4%        4,412,076         7.1       $   49.21
2013                            102,121         10.4            81.8%        6,557,938        10.6       $   64.22
2014                             96,763          9.9            91.7%        5,859,884         9.4       $   60.56
2015                             48,361          4.9            96.6%        3,447,581         5.6       $   71.29
2016 & Thereafter                26,786          2.7            99.3%        1,968,771         3.2       $   73.50
Vacant                            6,403          0.7           100.0%                0         0.0       $    0.00
                             ------------    ----------                    -----------    ----------
   TOTAL/WTD. AVG.              979,061        100.0%                      $62,061,776       100.0%      $   63.80
                             ============    ==========                    ===========    ==========

----------

(1)  Leases expiring prior to 3/1/2003

(2)  Roof space leased to Winstar Wireless through 3/31/2005

     Reserves. The unfunded obligations reserve was funded at origination in the amount of $3,391,192 to cover the cost of tenant improvements and leasing commissions associated with certain tenants.

     Simultaneously, the Borrower also funded a Mitsubishi refund reserve account in the amount of $1,000,000 to cover amounts that could be required to be refunded to Mitsubishi as a result of the above described arbitration proceeding. The Borrower is also required to make monthly payments of $430,000 to the Mitsubishi refund reserve account until the Mitsubishi arbitration is concluded and the amount in the account is equal to the amount, if any, determined in the arbitration to be owed to Mitsubishi by the Borrower. Amounts in the Mitsubishi refund reserve account will be released to the Mitsubishi shortfall reserve account (or, if no longer being funded, to the lockbox account) upon the determination that the Borrower has no further liability to Mitsubishi.

     If, upon the conclusion of the Mitsubishi arbitration, it is determined that the monthly base rent payable by Mitsubishi is less than $1,378,125, then until the expiration of the Mitsubishi lease, the Borrower will be required to make monthly payments to a shortfall reserve account in an amount equal to the difference between the monthly base rent that is determined in such arbitration to be payable by Mitsubishi, and $1,378,125; provided that no such payments will be required if such base rent is determined to be at least equal to $1,327,083 and the DSCR for the 520 Madison Avenue Property as calculated under the loan documents, has either (a) not fallen below 1.55x in any quarter, or (b) has fallen below 1.55x in a quarter, but thereafter has risen above 1.55x for two consecutive quarters. Amounts in the Mitsubishi shortfall reserve account will be released to the rollover reserve account upon the expiration of Mitsubishi's lease at the 520 Madison Avenue Property.

     Additional springing reserves will be required for taxes, insurance, replacement reserves and TI/LCs if the DSCR (calculated using trailing quarter net operating income on an annual basis and assuming an 8% constant) on the aggregate principal balances of the A Note, the B Note and any permitted mezzanine



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


debt falls below 1.25x in any quarter and has not thereafter risen above 1.30x for 2 consecutive quarters ("Low DSCR Period").

     Starting in May 2005 through May 2007 a monthly amount of 1/24th of $45 for each square foot of expiring space related to certain leases will be deposited into the rollover reserve account. If renewals or replacements of the applicable leases have been signed then 1/24th of the actual TI/LCs incurred by the Borrower up to $45 per sq. ft. will be reserved. Prior to any termination of Mitsubishi's lease the Borrower may use funds in the Mitsubishi shortfall reserve account to fund the rollover reserve account.

     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism. The terrorism coverage is required to be for an amount equal to $280,000,000 provided however that the annual premium for such terrorism coverage does not exceed the greater of (1) $978,000, and (2) the amount that would cause the sum of the annual premiums for all insurance policies required to be maintained by the Borrower to exceed $1,956,000 (in each case, subject to an increase of 4% per year). If the premiums for coverage would exceed these amounts, the Borrower is required to obtain terrorism coverage for the maximum amount that can be obtained for a premium equal to these maximum premiums.

     Pursuant to the loan documents, the Borrower is permitted to maintain (and, as of the Cut-Off Date, was maintaining) certain insurance described in the previous paragraph under a blanket policy. A major casualty impacting the 520 Madison Avenue Property could also impact certain of the other properties covered by the blanket policy (such as Rockefeller Center and 666 Fifth Avenue), and as a result the amount recovered under such blanket policy could be insufficient to permit the Borrower either to rebuild the 520 Madison Avenue Property or to repay all amounts owing to the trust fund. See "Risk Factors-Risks Associated with Blanket Insurance Policies" in the prospectus supplement.

     Lockbox; Sweep of Excess Cash Flow. All payments are required to be paid directly to a hard lockbox. As long as an event of default does not exist under the loan documents and the 520 Madison Avenue Property is not in a Low DSCR Period, all funds in excess of certain required reserve amounts and the monthly debt service payment will be released daily to the Borrower. During the continuance of a Low DSCR Period, funds in the lockbox will be used to pay required reserves, debt service on both the A Note and B Note, to pay certain approved or deemed approved operating expenses, to pay any lender for debt service owed under a mezzanine loan and all additional amounts will be held by the lender as additional collateral for the A Note and B Note or to pay other approved or deemed approved expenses relating to the 520 Madison Avenue Property.

     Mezzanine Loan. The ownership interests in the Borrower secure a mezzanine loan with an outstanding principal balance at origination of $52,000,000 held by Bayerische Hypo-und Vereinsbank AG, New York Branch together with certain other lenders described in the mezzanine loan agreement. The loan documents require that the interest rate payable under the mezzanine loan (after giving effect to interest rate hedges) may not exceed 12% per annum. Under the mezzanine loan documents, an event of default under the 520 Madison Avenue Loan will constitute an event of default under the mezzanine loan. Pursuant to an intercreditor agreement, the mezzanine loan has been subordinated to the A Note and the B Note. The mezzanine lender is permitted to cure monetary and non-monetary defaults of the 520 Madison Avenue Loan and the related B Note, subject to certain limitations. Additionally, in the event that the A Note or its companion B Note has been accelerated or is being specially serviced, or if the Servicer is pursuing foreclosure on the 520 Madison Avenue Property, the mezzanine lender will have the right to purchase the A Note and its companion B Note upon ten business days' notice for an amount generally equal to the principal balance of the A Note and its companion B Note, plus accrued interest.

     Additional Debt. Teachers Insurance and Annuity Association of America holds a B Note in the original principal amount of $49,000,000, secured by the same mortgage that secures the A Note. For a



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


discussion of the intercreditor arrangements relating to the A Note and B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement. In addition, the Borrower is permitted to incur customary trade payables and other customary indebtedness not to exceed $7,000,000 (subject to inflation increase each year up to a maximum amount of $9,800,000).

     Permitted Transfers. No transfers of the collateral securing the 520 Madison Avenue Loan are permitted.

     Transfers of direct or indirect equity interests in the Borrower are permitted, unless, at any time following such transfers: (a) prior to a foreclosure under any permitted mezzanine loan secured by equity interests in the Borrower (or any transfer in lieu of such foreclosure), either (i) a combination of certain principals, executives and former executives of Tishman Speyer Properties, L.P. (together with their heirs, descendants, legatees and devisees), certain descendants of Arie and Ida Crown (together with their spouses, heirs, descendants, legatees and devisees) and certain financial institutions regularly involved in the business of owning and operating office properties in major metropolitan areas and satisfying certain other requirements, including having, excluding the 520 Madison Avenue Property, total assets (in name or under management) in excess of $2 billion and (except with respect to a pension advisory fund or similar fiduciary) shareholder's equity in excess of $1 billion (together with their wholly-owned subsidiaries), in the aggregate, own, directly or indirectly, less than 35% of the equity interests in the Borrower or less than 35% of the right to distributions from the Borrower, or (ii) the Borrower ceases to be controlled in the manner set forth in the loan documents by combinations of certain people and entities described in the previous clause (i); or (b) following a foreclosure under any permitted mezzanine loan secured by equity interests in the Borrower (or any transfer in lieu of such foreclosure), either (i) entities permitted under the loan documents to make or hold permitted mezzanine loans secured by equity interests in the Borrower, in the aggregate, own, directly or indirectly, less than 51% of the equity interests in the Borrower or of the right to distributions from the Borrower, or (ii) the Borrower ceases to be controlled in the manner set forth in the loan documents by any combination of such entities.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                             ONE NORTH WACKER DRIVE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                            ORIGINAL             CUT-OFF DATE
                            --------             ------------

BALANCE: (1)               $180,000,000          $180,000,000

% OF POOL BY UPB:          10.9%

ORIGINATION DATE:          October 30, 2002

COUPON: (1)                5.1345%

INTEREST ACCRUAL:          Actual / 360

TERM:                      120 months

AMORTIZATION:              First 24-months interest only, then amortizing on a
                           30-year amortization schedule

OWNERSHIP INTEREST:        Fee Simple

PAYMENT DATE:              1st of the month

MATURITY DATE:             November 1, 2012

SPONSOR: ONW Chicago LLC, a special purpose entity beneficially owned by a closed end investment fund managed by RREEF Management L.L.C., a subsidiary of Deutsche Bank Asset Management

CALL PROTECTION/
LOCKOUT: (2)               Defeasance permitted 2 years from the date of
                           securitization with U.S. Treasuries. Not prepayable until 6 months prior to maturity.

LOAN/SF: (1)               $134

UP-FRONT RESERVES:         TI/LC:  $26,034,635 (3)

ONGOING / SPRINGING
RESERVES:                  Springing reserves for taxes, insurance, replacement
                           reserves and TI/LC (3)

                           TI/LC Reserve Account (3)

CASH MANAGEMENT:           Hard Lockbox

ADDITIONAL SECURED/
MEZZANINE DEBT:            Teachers Insurance and Annuity Association of America
                           holds a $45,000,000 junior loan secured by the same mortgaged property ("B Note").

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE
ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:             CBD Office

PROPERTY LOCATION:         Chicago, Illinois

OCCUPANCY:                 91.5%

OCCUPANCY AS OF
DATE:                      January 1, 2003

YEAR BUILT:                2001

YEAR RENOVATED:            NAP

COLLATERAL:                The collateral consists of a 51-story, Class A office
                           building containing approximately 1,343,692 square feet located at the northeast corner of the intersection of North Wacker Drive and West Madison
                           Street in the West Loop submarket of Chicago's
                           Central Business District.

PROPERTY MANAGEMENT:       Buck Management Group LLC

APPRAISED VALUE:           $422,000,000

APPRAISAL VALUE
DATE:                      November 1, 2002

CUT-OFF DATE LTV:(1)       42.7%

AGGREGATE CUT-OFF
DATE LTV:                  53.3%

BALLOON LTV: (1)           37.0%

U/W NOI:                   $28,966,769

U/W NCF:                   $27,671,073

CURRENT ANNUAL DEBT
SERVICE: (1)               $11,773,548 (based on P&I payment)

U/W NOI DSCR: (1)          2.46x (based on P&I payment)

AGGREGATE U/W NOI
DSCR:                      1.95x (based on aggregate P&I payment)

U/W NCF DSCR: (1)          2.35x (based on P&I payment)

AGGREGATE U/W NCF          1.86x (based on aggregate P&I payment) DSCR:

--------------------------------------------------------------------------------

(1) The $180,000,000 loan represents the senior A Note portion of a $225,000,000 loan. Only the A Note is part of the trust fund. All LTV and DSCR numbers in this table are based on the A Note only, unless otherwise noted.

(2) Defeasance of the A Note is only permitted if the B Note is simultaneously prepaid and/or defeased in full. Prepayment of the A Note is only permitted if the B Note is simultaneously prepaid in full.

(3)  See "Reserves" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The second largest loan (the "One North Wacker Loan"), representing approximately 10.9% of the initial pool balance, is an "A Note" with a Cut-Off Date principal balance of $180,000,000. The One North Wacker Loan is a 10-year balloon loan that has a maturity date of November 1, 2012 and provides for payments of interest only for the first 24 months, followed by monthly payments of principal and interest based on a 30-year amortization schedule. The One North Wacker Loan is secured by, among other things, a mortgage and security agreement encumbering the Borrower's fee ownership interest in the One North Wacker Property, as well as an assignment of the Borrower's interest in the rents and leases associated with the One North Wacker Property. For the purposes of this securitization, this loan is expected to be rated investment grade by S&P and Fitch.

     The B Note secured by the same mortgage that secures the A Note is held by Teachers Insurance and Annuity Association of America and has a Cut-Off Date principal balance of $45,000,000. The B Note is not part of the trust fund. For a discussion of the intercreditor arrangements relating to the A Note and the B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement.

     The Borrower. The Borrower under the One North Wacker Loan, One North Wacker Drive Chicago, L.P., is a Delaware limited partnership that is a special purpose, bankruptcy remote entity, sponsored by ONW Chicago LLC, an entity managed by RREEF Management L.L.C., which is a subsidiary of Deutsche Bank Asset Management. RREEF Management L.L.C., founded in 1975, is a full-service real estate investment advisor with $17.6 billion of assets under management.

     The Property. The One North Wacker property (the "One North Wacker Property") consists of a 51-story, Class A office building containing approximately 1,343,692 square feet located at the northeast corner of the intersection of North Wacker Drive and West Madison Street in the West Loop submarket of the Chicago, Illinois Central Business District. Entrances to Chicago's primary commuter rail stations, Northwestern and Union Stations are located one block west of the Property's Wacker Drive entrance and the Chicago Transit Authority's light rail rapid transit system is located one block east of the Property's Franklin Street entrance.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the One North Wacker Property:



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                 CREDIT RATING
                                   OF PARENT
                                    COMPANY                                               ANNUALIZED     % OF TOTAL
                                  (FITCH/MIS/                               ANNUALIZED     BASE RENT     ANNUALIZED      LEASE
             TENANT                  S&P)            GLA       % OF GLA      BASE RENT       (PSF)       BASE RENT     EXPIRATION
-----------------------------    -------------    ---------    --------    -------------  ----------     ----------    ----------
UBS AG                            AAA/Aa2/AA        452,049      33.6%     $  11,526,022  $    25.50       39.7%          9/30/12
PriceWaterhouse Coopers (1)           NR            230,066      17.1%     $   4,520,797  $    19.65       15.6%         10/31/13
Citadel Investment Group (2)          NR            161,488      12.0%     $   4,360,176  $    27.00       15.0%         11/30/12
Options Clearing Corp              NR/NR/AAA        105,226       7.8%     $   2,051,906  $    19.50        7.1%          1/31/14
Adams Street Partners                 NR             40,504       3.0%     $     972,096  $    24.00        3.3%          9/30/12
Merrill Lynch                     AA-/Aa3/A+         42,250       3.1%     $     971,750  $    23.00        3.3%          2/28/15
General Reinsurance Corp           NR/Aaa/NR         34,229       2.5%     $     753,038  $    22.00        2.6%          4/30/13
Lend Lease Real Estate             NR/NR/A-          35,031       2.6%     $     721,639  $    20.60        2.5%         11/30/06
   Investments
Willis Stein Partners                 NR             22,180       1.7%     $     621,040  $    28.00        2.1%          2/28/12
L.E.K. Consulting                     NR             15,134       1.1%     $     434,346  $    28.70        1.5%          9/30/07
   TOTAL/WTD. AVG. LARGEST                        1,138,157      84.7%     $  26,932,809  $    23.66       92.8%
                                                  ---------    --------    -------------  ----------     ----------
   TENANTS
Remaining Tenants                                    91,065       6.8%     $   2,087,636  $    22.92        7.2%
Vacant Space                                        114,470       8.5%
                                                  ---------    --------    -------------  ----------     ----------
   TOTAL/WTD. AVG. ALL                            1,343,692     100.0%     $  29,020,445  $    23.61      100.0%

----------

(1) PriceWaterhouse Coopers leases a total of 230,066 square feet and has taken occupancy of the entire space. However, the tenant is currently paying $2.3 million of base rent on 120,066 square feet and has a free base rent period on the remaining 110,000 square feet (rent commences in January 2004).

(2) Citadel Investment Group never took occupancy and is marketing the space for sublease. Citadel Investment Group has subleased 71.5% of its space as of the Cut-Off Date. See "Citadel" below.

     Lease Expiration. The following table shows the lease expiration schedule for the One North Wacker Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                          % OF TOTAL    ANNUALIZED
        YEAR ENDING                          % OF TOTAL     CUMULATIVE     ANNUALIZED     ANNUALIZED     BASE RENT
        DECEMBER 31,          EXPIRING GLA       GLA       OF TOTAL GLA     BASE RENT     BASE RENT        (PSF)
---------------------------   ------------   ----------    ------------   -------------   ----------   ------------
2003                                   0           0.0%           0.0%    $           0         0.0%   $      0.00
2004                                   0           0.0            0.0%                0         0.0    $      0.00
2005                                   0           0.0            0.0%                0         0.0    $      0.00
2006                              37,781           2.8            2.8%          721,639         2.5    $     19.10
2007                              67,579           5.0            7.8%        1,755,939         6.1    $     25.98
2008                               5,748           0.4            8.3%          112,086         0.4    $     19.50
2009                              13,128           1.0            9.2%          270,069         0.9    $     20.57
2010                                   0           0.0            9.2%                0         0.0    $      0.00
2011                                   0           0.0            9.2%                0         0.0    $      0.00
2012                             686,303          51.1           60.3%       17,703,222        61.0    $     25.80
2013                             264,295          19.7           80.0%        5,273,835        18.2    $     19.95
2014                             105,226           7.8           87.8%        2,051,906         7.1    $     19.50
2015                              42,250           3.1           91.0%          971,750         3.3    $     23.00
2016 & thereafter                  6,912           0.5           91.5%          160,000         0.6    $     23.15
Vacant                           114,470           8.5          100.0%                0         0.0    $      0.00
                              ------------   ----------                   -------------   ----------
   TOTAL/WTD. AVG.             1,343,692         100.0%                   $  29,020,445      100.0%    $     23.61
                              ============   ==========                   =============   ==========

     Reserves. Springing reserves for taxes, insurance, replacement reserves and TI/LCs are triggered if NOI based on quarterly annualized trailing twelve months falls below 75% of NOI at origination. At origination the Borrower was also required to fund the TI/LC reserve in an amount equal to $26,034,635 to cover the unfunded cost of tenant improvements and leasing commissions associated with certain existing tenants. Additionally, in the event that certain major tenants either terminate or elect not to renew



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


their leases, the Borrower will be required to fund the TI/LC reserve in the amount of $40 psf with respect to such terminated or expiring lease. See also, "Citadel" and "Master Lease" below.

     Citadel. Citadel Investment Group ("Citadel"), a tenant leasing 161,488 sq. ft. has not taken occupancy of the leased space and is marketing the space for sublease. In connection with this unoccupied space $7,216,229 was funded into the TI/LC reserve at origination as described in "Reserves" above. Additionally, Citadel posted a $5.96 million letter of credit to the Borrower as credit support for its rental obligations, and the Borrower made an unperfected pledge to the lender of its rights under such letter of credit. The Borrower is required to remit directly into the TI/LC reserve any amounts drawn by or on behalf of the Borrower under the letter of credit for application toward TI/LC costs incurred in connection with a replacement lease of the space currently leased by Citadel.

     Master Lease. At origination, the Borrower, as lessor, entered into a master lease for approximately 112,341 sq. ft. of vacant space at the One North Wacker Property with One North Wacker Venture, L.L.C., the seller of the One North Wacker Property, as lessee (the "Seller") for a period of up to two years. At the same time, the Seller deposited $8,750,000, the aggregate amount of all rental obligations due under the Master Lease, into an escrow account from which rental payments are remitted to the Borrower on a monthly basis. If, prior to the second anniversary of the origination of the One North Wacker Loan, (1) funding of the springing reserves is triggered as described in "Reserves" above, or (2) there is an event of default under the loan, or (3) there is a monetary or other material default by Citadel under its lease, all amounts which would otherwise be remitted to the Borrower, as described in the preceding sentence, shall instead be remitted into the TI/LC reserve for application toward TI/LC costs incurred in connection with a replacement lease of the space currently leased by Citadel.

     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism. However, the terrorism insurance coverage is subject to a coverage amount equal to the lesser of (1) the insurable value of the One North Wacker Property and (2) $200 million, provided that the maximum premium is $2.25 million per year (increased 5% annually). If the cost of terrorism coverage is more than this capped premium, the Borrower is only required to maintain terrorism coverage in the amount of coverage as may be obtained for such maximum premium of $2.25 million per year (increased 5% annually). Currently, the One North Wacker Property is covered for $225 million of terrorism insurance.

     Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the One North Wacker Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the One North Wacker Property which is swept daily to the Borrower. Upon the occurrence of (1) an event of default under the loan or (2) Borrower's NOI based on quarterly annualized trailing twelve months falls below 75% of NOI at origination, all amounts on deposit in the lockbox account will be used to pay any required reserves and other amounts due under the One North Wacker Loan prior to being remitted to the Borrower.

     Mezzanine Loan.  None permitted.

     Additional Debt. Teachers Insurance and Annuity Association of America holds a B Note in the original principal amount of $45,000,000, secured by the same mortgage that secures the A Note. For a discussion of the intercreditor arrangements relating to the A Note and B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement. In addition, the borrower is permitted to incur customary trade payables to the extent that they do not exceed 2% of the original loan balance in the aggregate.

     Permitted Transfers. The One North Wacker Borrower may transfer all of the collateral securing the One North Wacker Loan (subject to a satisfactory assumption agreement) to a single-purpose entity that is controlled by (1) Deutsche Bank, A.G., or (2) a closed-end or open-end fund (including Chicago



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


PremiumInvest L.P.) managed by Deutsche Bank A.G. or an affiliate of Deutsche Bank A.G., or (3) DB Real Estate Management GmbH, or (4) certain institutions that are regularly engaged in the business of owning and operating office properties in major metropolitan areas and that meet certain minimum asset and other requirements, or (5) certain persons or institutions for which rating agency confirmation is received.

     In addition, equity interests in the Borrower may be transferred, provided that after any such transfer, the entities listed in (1) through (5) in the preceding sentence, either individually or in the aggregate, continue to own more than 50% of the direct or indirect equity interests in, and rights to distributions from, the Borrower and each of the Borrower's general partners.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                 SUNVALLEY MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                           ORIGINAL                CUT-OFF DATE
                           --------                ------------

BALANCE:                   $135,000,000            $134,691,998

% OF POOL BY UPB:          8.2%

ORIGINATION DATE:          December 9, 2002

COUPON:                    5.67%

INTEREST ACCRUAL:          Actual / 360

TERM:                      118 months to Anticipated Repayment Date

AMORTIZATION:              30 years

OWNERSHIP INTEREST:        Fee Simple and Leasehold

PAYMENT DATE:              1st of the month

ARD/MATURITY DATE:         November 1, 2012/November 1, 2032(1)

SPONSOR:                   Taubman Realty Group

CALL PROTECTION/LOCKOUT:   Defeasance permitted 2 years from the date of
                           securitization with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:(2)                $135

UP-FRONT RESERVES:         TI/LC: $2,468,640(2)

ONGOING / SPRINGING
RESERVES:                  Springing reserves for taxes, insurance, replacement
                           reserves and TI/LC(3)

                           Ground Lease Reserve(3)

CASH MANAGEMENT:           Hard Lockbox

ADDITIONAL SECURED /
MEZZANINE DEBT:            None permitted

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:    Single Asset

PROPERTY TYPE:             Regional Mall

PROPERTY LOCATION:         Concord, California
MALL SHOP OCCUPANCY:       94.1%
MALL SHOP SALES PSF        $408
MALL SHOP OCCUPANCY COST   14.6%

OCCUPANCY AS OF DATE:      September 12, 2002

YEAR BUILT:                1967

YEAR RENOVATED:            1990-1991

COLLATERAL:                The collateral consists of a super-regional shopping
                           mall containing 503,925 mall shop sq ft and is anchored by JC Penney, Sears, Macy's, Macy's Men and
                           Mervyn's. Total owned GLA (not including Macy's which owns its improvements but ground leases the anchor pad from the borrower) is 1,001,014 while total GLA of the mall is 1,445,115 sq ft.

PROPERTY MANAGEMENT:       The Taubman Company, LLC

APPRAISED VALUE:           $216,000,000

APPRAISAL VALUE DATE:      October 14, 2002

CUT-OFF DATE LTV:          62.4%

BALLOON LTV:               52.7%

U/W NOI:                   $19,860,595

U/W NCF:                   $18,950,763

CURRENT ANNUAL DEBT
SERVICE:                   $9,371,712

 U/W NOI DSCR:             2.12x

 U/W NCF DSCR:             2.02x
--------------------------------------------------------------------------------

(1) The Anticipated Repayment Date is November 1, 2012. The scheduled maturity date of the loan, if not repaid on the Anticipated Repayment Date, is November 1, 2032.

(2)  Does not include Macy's ground lease.

(3)  See "Reserves" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The third largest loan (the "Sunvalley Mall Loan"), representing approximately 8.2% of the initial pool balance, with a Cut-Off Date principal balance of $134,691,998, is a 358-month loan that has a maturity date of November 1, 2032 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Sunvalley Mall Loan has an Anticipated Repayment Date of November 1, 2012. After the Anticipated Repayment Date, any principal outstanding on that date will accrue interest at an increased interest rate, equal to the greater of 10.67% or the then current treasury rate plus 5%. The Sunvalley Mall Loan is secured by, among other things, a fee and leasehold deed of trust encumbering the Borrower's fee and leasehold interest in the Sunvalley Mall Property, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee and leasehold interest in the Sunvalley Mall Property. For the purposes of this securitization, this loan is expected to be rated investment grade by S&P and Fitch.

     The Borrower. The Borrower under the Sunvalley Mall Loan, Sunvalley Shopping Center LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, sponsored by The Taubman Realty Group Limited Partnership. Taubman Realty Group owns, develops, acquires and operates regional shopping centers nationally. Taubman Realty Group currently owns and/or manages 30 urban and suburban regional and super regional shopping centers in 13 states.

     The Property. The Sunvalley Mall property (the "Sunvalley Mall Property") is a 1,445,115 sq. ft. GLA regional mall of which 1,001,014 sq. ft. GLA are part of the collateral located in Concord, California and anchored by Sears, J.C. Penney, Macy's, Macy's Men and Mervyn's. Sears is separately owned and is not part of the collateral and Macy's owns its improvements but ground leases the anchor pad from the borrower. The property consists of a two-level enclosed regional mall located at the Northwest corner of Willow Pass Road and Interstate 680.

     Major Tenant Summary. The following tables show certain information regarding the anchor department stores and five largest mall shops of the Sunvalley Mall Property:

                                 ANCHOR TENANTS

                                              CREDIT RATING OF
                                               PARENT COMPANY                    COLLATERAL     OPERATING COVENANT
      ANCHOR             PARENT COMPANY        (FITCH/MIS/S&P)       GLA          INTEREST          EXPIRATION
------------------  ------------------------  ----------------  --------------  ------------  ----------------------
Sears               Sears                       BBB+/Baa1/A-        240,869          No               Expired
J.C. Penney         JC Penney                   BB+/Ba3/BBB-        215,769         Yes               Expired
Macy's              Federated Dept Stores      BBB+/Baa1/BBB+       203,232       Yes (1)             Expired
Macy's Men          Federated Dept Stores      BBB+/Baa1/BBB+       180,000         Yes               8/31/14
Mervyn's            Target Corporation             A/A2/A+           77,560         Yes               7/31/06
Longs Drugs         Longs Drug Store Corp            NR              23,760         Yes               1/31/19
TOTAL/WTD. AVG.                                                     941,190

----------

(1) Only the fee interest in the borrower's interest as lessor under the ground lease are part of the collateral.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


              FIVE LARGEST MALL SHOPS BASED ON ANNUALIZED BASE RENT

                   CREDIT RATING                                         % OF
                     OF PARENT                                           TOTAL
                      COMPANY                                          ANNUALIZED  ANNUALIZED   ANNUAL
                    (FITCH/MIS/               % OF TOTAL   ANNUALIZED     BASE      BASE RENT    SALES        LEASE
      TENANT            S&P)         GLA         GLA       BASE RENT      RENT       (PSF)     (PSF) (3)   EXPIRATION
------------------  ------------  ----------  ----------  -----------  ----------  ----------  ---------   ----------
Copeland Sports          NR           52,000     10.3%       $850,000      5.0%       $16.35     $173      1/31/2015
24 Hour Fitness          NR           31,774      6.3%    $800,000         4.7%       $25.18     $N/A      1/31/2013
Express/Lerner      NR/Baa1/BBB+      13,224      2.6%       $362,378      2.1%       $27.40     $363      1/31/2013
Gap/Gap Kids         BB-/Ba2/BB+      10,029      2.0%       $340,986      2.0%       $34.00     $448      7/31/2003
Champs Sports        NR/Ba3/BB+        5,282      1.0%       $300,017      1.7%       $56.80     $620      1/31/2013
                                  ----------  ----------  -----------  ----------  ----------
   TOTAL/WTD. AVG.                   112,309     22.3%      2,653,381     15.5%        23.63
Remaining Tenants (1)                361,764     71.8%    $14,504,237     84.5%        40.09

Vacant Space                          29,852      5.9%              -- --              --
                                  ----------  ----------  -----------  ----------  ----------
   TOTAL/WTD. AVG. (2)               503,925    100.0%    $17,157,618    100.00%      $36.19

----------

(1)  Includes restaurants, pads and storage.

(2)  Excludes anchor tenants.

(3)  Trailing 12 months ending 9/30/2002 sales per square foot.

     Lease Expiration. The following table shows the lease expiration schedule for the Sunvalley Mall Property:

                            LEASE EXPIRATION SCHEDULE
                               (EXCLUDES ANCHORS)

                                                                                           % OF TOTAL     ANNUALIZED
       YEAR ENDING                             % OF       CUMULATIVE       ANNUALIZED      ANNUALIZED     BASE RENT
      DECEMBER 31,           EXPIRING GLA    TOTAL GLA   OF TOTAL GLA       BASE RENT       BASE RENT       (PSF)
---------------------------  ------------  ------------  ------------  ----------------  --------------  ------------
Month to Month (1)               5,162           1.0%          1.0%      $      147,070        0.9%       $   28.49
2003                            24,361           4.8           5.9%           1,060,983        6.2        $   43.55
2004                            12,735           2.5           8.4%             953,626        5.6        $   74.88
2005                            39,106           7.8          16.1%           1,476,435        8.6        $   37.75
2006                            14,402           2.9          19.0%             818,918        4.8        $   56.86
2007                            47,165           9.4          28.4%           2,095,693       12.2        $   44.43
2008                            23,954           4.8          33.1%             887,557        5.2        $   37.05
2009                            26,452           5.2          38.4%           1,219,144        7.1        $   46.09
2010                            44,015           8.7          47.1%           1,766,425       10.3        $   40.13
2011                            60,628          12.0          59.1%           2,070,855       12.1        $   34.16
2012                            36,359           7.2          66.3%           1,234,125        7.2        $   33.94
2013                            50,752          10.1          76.4%           1,504,467        8.8        $   29.64
2014                            11,242           2.2          78.6%             422,890        2.5        $   37.62
2015                            64,022          12.7          91.4%             999,430        5.8        $   15.61
2016 & Thereafter               13,718           2.7          94.1%             500,000        2.9        $   36.45
Vacant                          29,852           5.9         100.0%                   0        0.0        $    0.00
                             ------------  ------------                ----------------  --------------
  TOTAL/WTD. AVG.              503,925         100.0%                    $   17,157,618      100.0%       $   36.19
                             ============  ============                ================  ==============

----------

(1)  Leases expiring prior to 3/1/2003.

     Reserves. At origination, the TI/LC reserve was funded in the amount of $2,468,640 to cover the cost of tenant improvements associated with certain tenants. Springing reserves for taxes, insurance, TI/LCs and replacements are required upon the occurrence of (1) an event of default under the loan, (2) a failure to pay the outstanding principal balance of the Sunvalley Loan at the Anticipated Repayment Date or (3) the debt service coverage ratio, as calculated pursuant to the loan documents, is less than 1.71x, as tested quarterly (a "Sunvalley DSCR Trigger"); provided that if the reserves are triggered as a result of a failure to meet the required debt service coverage ratio and the debt service coverage ratio has increased to an amount not less than 110% of the debt service coverage ratio at the time of the Sunvalley DSCR Trigger but not less than 1.81x for 2 consecutive quarters (a "Sunvalley Lockbox Termination Event"), the



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


Borrower will no longer be required to make the reserve payments and funds in the account will be released to the Borrower. Upon the occurrence of a Sunvalley DSCR Trigger, the Borrower is required to make monthly deposits of (1) $40,000 into the ongoing TI/LC reserve and (2) the sum of (a) $8,333 plus (b) $0.20 psf for owned anchor square footage to the extent vacant or not leased, divided by 12, into the replacements reserve. Additionally, the Borrower is required to fund a ground lease reserve on a monthly basis, in an amount equal to 1/12th of all additional rent due under the ground lease based upon the amount set forth in the annual budget of the Borrower. See "Ground Lease" below.

     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism; provided that the Borrower may maintain the terrorism coverage through a blanket policy with a required deductible not in excess of $500,000 if the Rating Agencies confirm in writing that maintaining the coverage through a blanket policy will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. The blanket policy deductible may be in a higher amount if the Borrower provides a letter of credit to the lender in an amount equal to the difference between the actual deductible and the required deductible for terrorism insurance to be drawn upon by lender to pay amounts that would have been paid by the issuer of the blanket policy if the required deductible for terrorism had been maintained. Notwithstanding the foregoing, the Borrower is only required to maintain terrorism coverage in the amount of coverage as may be obtained at a cost equal to (1) for the first four years after the one year anniversary of the origination date, 150% of the cost of the terrorism coverage required as of the origination date and (2) commencing with the sixth year after the origination date, 200% of the cost of the terrorism coverage required as of the origination date.

     Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the Sunvalley Mall Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the Sunvalley Mall Property which is swept daily to the Borrower. Upon the occurrence of (1) an event of default under the loan, (2) a failure to pay the outstanding principal balance of the Sunvalley Loan at the Anticipated Repayment Date or (3) a Sunvalley DSCR Trigger until the cure of the event of default or a Sunvalley Lockbox Termination Event all amounts on deposit in the lockbox account will be used to pay any required reserves and other amounts due under the Sunvalley Mall Loan prior to being remitted to the Borrower. After the Anticipated Repayment Date, all excess cash flow remaining in the lockbox account after payment of the monthly debt service, any required reserves and other amounts due under the Sunvalley Mall Loan and cash expenses of the Borrower will be used to hyperamortize the outstanding principal balance of the loan. Additionally, if the debt service coverage ratio, as calculated pursuant to the loan documents, is less than 1.10x, as tested quarterly, all amounts in the lockbox account after payment of the monthly debt service, required reserves, approved capital and operating expenses of the Borrower and certain other expenses are required to be held as additional collateral for the Sunvalley Mall Loan or used to pay operating expenses approved by the lender or sums due under the loan documents and will not be released to the Borrower until the debt service coverage ratio, as calculated pursuant to the loan documents, is greater than 1.15x for two consecutive calendar quarters.

     Mezzanine Loan.  None permitted.

     Additional Debt. None permitted except (1) unsecured debt not exceeding $3,500,000 (excluding amounts payable to the ground lessor under the ground lease and amounts payable to tenants for tenant improvements, tenant allowances or similar payments), incurred in the ordinary course of business relating to the ownership and operation of the Sunvalley Mall Property and (2) debt incurred in the ordinary course of business in connection with the financing of fixtures, equipment or personal property at the Sunvalley Mall Property which may not exceed $3,000,000.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Permitted Transfers. Transfers of the Sunvalley Mall Property (subject to a satisfactory assumption agreement) or of the direct membership interests in the Borrower are permitted upon rating agency confirmation to (1) certain entities that meet net worth and other requirements set forth in the loan documents (or any other entity upon rating agency confirmation) or (2) entities controlled, and 50% owned, directly or indirectly, by The Taubman Realty Group Limited Partnership. Transfers (but not pledges or other encumbrances) of the direct or indirect ownership interests in Borrower are permitted if, after giving effect to such transfer, the Borrower is controlled, and at least 50% owned, directly or indirectly, by (1) certain entities that meet net worth and other requirements set forth in the loan documents, (2) entities controlled, and at least 50% owned, directly or indirectly, by The Taubman Realty Group Limited Partnership or (3) The Taubman Realty Group Limited Partnership (collectively, "Sunvalley Transferees"); provided that this will not restrict the transfer of interests in The Taubman Realty Group Limited Partnership, any Sunvalley Transferees or any other entity so long as, among other things, at least 50% of the direct and/or indirect ownership interests in Borrower are owned by a Sunvalley Transferee and the Borrower is controlled by a Sunvalley Transferee.

     Notwithstanding the foregoing, as a result of the conviction of A. Alfred Taubman (who, through various trusts, has a 50% interest in the Sunvalley Mall Property and the right to veto any major decision regarding the Sunvalley Mall Property) in December 2001 for violation of the Sherman Anti-Trust Act in connection with the price-fixing involving Sotheby's and Christie's, the lender required, and the loan documents provide that (1) A. Alfred Taubman may not at any time hold more than 50% of the direct or indirect equity interests in, or rights to distribution, from the Borrower (excluding his direct or indirect ownership interests in The Taubman Realty Group Limited Partnership), and may not be the managing general partner, directly or indirectly, of the managing member of the Borrower and (2) if A. Alfred Taubman has the right to be the managing general partner of the managing member of the Borrower, he is required to cause an entity wholly owned and controlled by Robert Taubman or, in the event of Robert Taubman's death or disability, William S. Taubman, to be the managing partner of managing member of the Borrower.

     Ground Lease. A majority portion of the Sunvalley Mall Property is leased by the Borrower pursuant to a ground lease that expires on October 29, 2061. The ground lease provides for annual base rental payments of $72,000 per year and additional rent in an amount generally equal to the amount by which 8.5% of base rent and percentage rent from tenants occupying less than 100,000 square feet of floor area exceeds $50,000. In connection with a prior mortgage financing, the ground lessor and the mortgagee of the prior financing entered into a mortgagee protection agreement which has been assigned to the mortgagee of the Sunvalley Mall Loan providing, among other things, for certain leasehold mortgagee protections not provided in the Ground Lease, including the right to receive a new ground lease in the event of a termination of the Ground Lease. However, in the event the mortgage is foreclosed, the mortgagee protection agreement will no longer be in effect and the benefits provided in the mortgagee protection agreement would not be available to any mortgagee of the purchaser of the Sunvalley Mall Property at foreclosure or any subsequent purchaser. See "Risk Factors-Ground Leases and Other Leasehold Interests" in the prospectus supplement.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                            BRIDGEWATER COMMONS MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                            ORIGINAL             CUT-OFF DATE
                            --------             ------------

BALANCE: (1)               $117,500,000          $117,223,768

% OF POOL BY UPB:          7.1%

ORIGINATION DATE:          December 9, 2002

COUPON: (1)                5.13%

INTEREST ACCRUAL:          30 / 360

TERM:                      120 months

AMORTIZATION:              Monthly amortization based on a 30-year amortization
                           schedule

OWNERSHIP INTEREST:        Fee Simple

PAYMENT DATE:              1st of the month

MATURITY DATE:             January 1, 2013

SPONSOR: (2)               Four State Properties, LLC (The Rouse Company 35%, JP
                           Morgan Fleming Asset Management 32.5%, New York State
                           Teachers' Retirement System 32.5%)

CALL PROTECTION/
LOCKOUT: (3)               Defeasance permitted 2 years from the date of
                           securitzation with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF: (1)               $219

UP-FRONT RESERVES:         None

ONGOING / SPRINGING
RESERVES:                  Springing reserves for taxes, insurance, replacement
                           reserves and TI/LCs (4)

CASH MANAGEMENT:           Hard Lockbox

ADDITIONAL SECURED /
   MEZZANINE DEBT:         Teachers Insurance and Annuity Association of America
                           holds a junior loan with a Cut-Off Date principal balance of $32,432,231 secured by the same mortgaged property ("B Note").

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:    Single Asset

PROPERTY TYPE:             Regional Mall

PROPERTY LOCATION:         Somerset County, New Jersey

MALL SHOP OCCUPANCY:       94.9%

MALL SHOP SALES PSF        $583

MALL SHOP OCCUPANCY COST   13.4%

OCCUPANCY AS OF DATE:      October 18, 2002

YEAR BUILT:                1988

YEAR RENOVATED:            NAP

COLLATERAL:                The collateral consists of a super-regional shopping
                           mall containing total gross leasable area of 887,057 sq ft including 146 specialty stores, a 7-screen AMC
                           Theater and a 14-merchant food court. The mall is anchored by Macy's and Lord & Taylor, which are separately owned and not part of the collateral, and Bloomingdale's, which is part of the collateral.
                           Total owned gross leasable area is 534,706.

PROPERTY MANAGEMENT:       Rouse Property Management, Inc.

APPRAISED VALUE:           $255,000,000

APPRAISAL VALUE DATE:      December 1, 2002

CUT-OFF DATE LTV: (1)      46.0%

AGGREGATE CUT-OFF DATE
LTV:                       58.7%

BALLOON LTV: (1)           37.6%

U/W NOI:                   $21,116,689

U/W NCF:                   $20,533,569

CURRENT ANNUAL DEBT
SERVICE: (1)               $7,681,608 (based on P&I payment)

U/W NOI DSCR: (1)          2.75x (based on P&I payment)

AGGREGATE U/W NOI DSCR:    2.12x (based on aggregate P&I payment)

U/W NCF DSCR: (1)          2.67x (based on P&I payment)

AGGREGATE U/W NCF DSCR:    2.06x(based on aggregate P&I payment)

--------------------------------------------------------------------------------

(1) The $117,500,000 loan represents the senior A Note portion of a $150,000,000 loan. Only the A Note is part of the trust fund. All LTV and DSCR numbers in this table are based on the A Note, unless otherwise noted.

(2) Both the A Note and the B Note are non-recourse and do not contain any carve-outs for which any person or entity other than the Borrower is liable.

(3) Defeasance of the A Note is only permitted if the B Note is simultaneously prepaid and/or defeased in full. Prepayment of the A Note is only permitted if the B Note is simultaneously prepaid in full.

(4)  See "Reserves" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The fourth largest loan (the "Bridgewater Loan"), representing approximately 7.1% of the initial pool balance, is an "A Note" with a Cut-Off Date principal balance of $117,223,768. The Bridgewater Loan is a 10-year balloon loan that has a maturity date of January 1, 2013 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Bridgewater Loan is secured by, among other things, a mortgage and security agreement encumbering the Borrower's fee ownership interest in the Bridgewater Property as well as an assignment of the Borrower's interest in the rents and leases associated with the Bridgewater Property. For the purposes of this securitization, this loan is expected to be rated investment grade by S&P and Fitch.

     The B Note secured by the same mortgage that secures the A Note is held by and serviced by Teachers Insurance and Annuity Association of America and has a Cut-Off date principal balance of $32,432,231. The B Note is not part of the trust fund. For a discussion of the intercreditor arrangements relating to the A Note and the B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement.

     The Borrower. The Borrower under the Bridgewater Loan, Bridgewater Commons Mall II, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, sponsored by Four State Properties, LLC. Four State Properties, LLC, is owned by The Rouse Company (35%), JP Morgan Fleming Asset Management (32.5%), and New York State Teachers Retirement System (32.5%) and owns, in addition to Bridgewater Commons Mall, Towson Towne Center in Towson, Maryland, Fashion Place in Murray, Utah, and Park Meadows in Littleton, Colorado.

     The Property. The Bridgewater Commons Mall property (the "Bridgewater Property") is a 887,057 sq. ft. GLA three-story, L-shaped super regional mall anchored by Macy's, Lord & Taylor and Bloomingdale's and is located on a triangle of land created by the intersection of Route 287, Routes 202/206 and Route 22 in Somerset County, New Jersey. The Macy's and Lord & Taylor stores are separately owned and not part of the collateral. The property contains approximately 146 mall shops, a 14-merchant food court, a 7-screen AMC Theatres cinema and 4,530 parking spaces. The shops include retailers such as Abercrombie & Fitch, Ann Taylor, Banana Republic, Bose, Brooks Brothers, The Coach Store, Talbots and Williams Sonoma.

     Major Tenant Summary. The following tables shows certain information regarding the anchor department stores and five largest mall shops of the Bridgewater Property:

                                 ANCHOR TENANTS

                                                       CREDIT RATING OF                                 OPERATING
                                                        PARENT COMPANY                 COLLATERAL       COVENANT
      ANCHOR                PARENT COMPANY              (FITCH/MIS/S&P)       GLA       INTEREST       EXPIRATION
------------------  --------------------------------  ------------------  -----------  -----------  -----------------
Macy's              Federated Dept Stores               BBB+/Baa1/BBB+        223,222      No          Expired (2)
Bloomingdale's      Federated Dept Stores               BBB+/Baa1/BBB+        150,525      Yes         Expired (1)
Lord & Taylor       May Department Store Company           BBB+/A2/A          129,129      No          Expired (2)
                                                                          -----------
      TOTAL                                                                   502,876
                                                                          ===========

----------

(1)  Expired 2/23/03, 10-year extension of operating covenant under negotiation.

(2)  Expired 2/23/03.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


              FIVE LARGEST MALL SHOPS BASED ON ANNUALIZED BASE RENT

                               CREDIT
                              RATING OF
                               PARENT                                                                ANNUAL
                               COMPANY               % OF                     % OF      ANNUALIZED   SALES
                             (FITCH/MIS              TOTAL    ANNUALIZED   ANNUALIZED    BASE RENT   (PSF)        LEASE
          TENANT                S&P)         GLA     GLA(1)    BASE RENT    BASE RENT      (PSF)       (3)     EXPIRATION
--------------------------  ------------  --------  --------  -----------  ----------  ------------  ------  --------------
Sam Goody                     NR/B3/NR       3,252      0.8%  $   439,020       2.3%    $  135.00     $924       2/29/04
Express                     NR/Baa1/BBB+     9,372      2.4%  $   431,112       2.3%    $   46.00      450       1/31/07
Abercrombie and Fitch            NR          8,425      2.2%  $   379,125       2.0%    $   45.00      530       1/31/12
Talbots Accessories (1)          NR          8,310      2.2%  $   323,152       1.7%    $   38.89      576       1/31/11
Lerner New York                  NR          6,540      1.7%  $   281,220       1.5%    $   43.00      311       Month to
                                                                                                                 Month
   TOTAL/WTD. AVG. LARGEST MALL SHOPS       35,899      9.3%  $ 1,853,629       9.8%    $   51.63
                 TENANTS
Remaining Mall Shops Tenants (2)           295,657     77.0%  $16,389,838      87.0%    $   55.44
Vacant Mall Shops Space                     19,612      5.1%
                                          --------  --------  -----------  ----------  ------------
TOTAL/WTD. AVG. MALL SHOPS                 351,168     91.4%  $18,243,467      96.8%
                                          --------  --------  -----------  ----------  ------------
AMC Theaters                  NR/Caa1/B     33,013      8.6%  $   594,234       3.2%    $   18.00     $121       7/27/03
                                          --------  --------  -----------  ----------  ------------
TOTAL/WTD. AVG. ALL TENANTS (NON-ANCHOR)   384,181    100.0%  $18,837,701     100.0%    $   51.67

----------

(1)  Includes all of tenant's SF (retail & storage).

(2)  Includes storage, gross leases and food court.

(3)  Trailing twelve months ending 9/30/2002 sales psf.

     Lease Expiration. The following table shows the lease expiration schedule for the Bridgewater Mall Shops and Cinema:

                            LEASE EXPIRATION SCHEDULE
                               (EXCLUDES ANCHORS)

                                                                                          % OF TOTAL     ANNUALIZED
        YEAR ENDING          EXPIRING                     CUMULATIVE      ANNUALIZED      ANNUALIZED      BASE RENT
       DECEMBER 31,             GLA      % OF TOTAL GLA  OF TOTAL GLA     BASE RENT       BASE RENT         (PSF)
-------------------------    --------    --------------  ------------   --------------    ----------    ------------
Month to Month (1)             17,547           4.6%            4.6%    $    800,493           4.2%     $    45.62
2003                           59,873          15.6            20.2%       2,254,443          12.0      $    37.65
2004                           36,186           9.4            29.6%       2,323,834          12.3      $    64.22
2005                           26,669           6.9            36.5%       1,719,975           9.1      $    64.49
2006                           21,365           5.6            42.1%       1,508,557           8.0      $    70.61
2007                           50,313          13.1            55.2%       2,654,652          14.1      $    52.76
2008                           62,485          16.3            71.4%       3,054,501          16.2      $    48.88
2009                           20,030           5.2            76.6%         946,032           5.0      $    47.23
2010                            3,365           0.9            77.5%         268,704           1.4      $    79.85
2011                           20,986           5.5            83.0%         891,619           4.7      $    42.49
2012                           36,024           9.4            92.4%       1,899,299          10.1      $    52.72
2013                            9,726           2.5            94.9%         515,592           2.7      $    53.01
2014                                0           0.0            94.9%               0           0.0      $     0.00
2015                                0           0.0            94.9%               0           0.0      $     0.00
2016 & thereafter                   0           0.0            94.9%               0           0.0      $     0.00
Vacant                         19,612           5.1           100.0%               0           0.0      $     0.00
                             --------    --------------                 --------------    ----------    ------------
TOTAL/WTD. AVG.               384,181         100.0%                    $ 18,837,701         100.0%     $    51.67
                             ========    ==============                 ==============    ==========    ============

----------

(1)  Leases expiring prior to 03/01/2003.

     Reserves. Springing reserves for taxes, insurance, replacement reserves and TI/LCs are triggered if the Borrower's NOI based on the trailing twelve months falls below 75% of its NOI at origination. See "Lockbox; Sweep of Excess Cash Flow" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism. The Borrower is required to carry (1) $100 million in coverage for terrorism if insured under a blanket policy, or (2) the greater of $100 million in coverage or that amount of coverage that can be purchased for $350,000 (to be increased 5% each year, the "Terrorism Premium Threshold"), if insured under a single-property policy; provided, however, the Borrower will not be required to pay more than 150% of the Terrorism Premium Threshold for terrorism coverage in any one year (even if the amount of coverage that can be purchased is less than $100 million). Currently the Borrower has a total of $500 million of coverage for terrorism pursuant to a blanket policy.

     Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the Bridgewater Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the Bridgewater Property which are swept daily to the Borrower. Upon the occurrence of (1) an event of default under the loan or (2) Borrower's NOI falls below 75% of its NOI at origination, all amounts on deposit in the lockbox account will be used to pay any required reserves and monthly debt service then due under the Bridgewater Loan prior to being remitted to the Borrower.

     Mezzanine Loan. None permitted.

     Additional Debt. Teachers Insurance and Annuity Association of America holds a B Note with a Cut-Off date principal balance of $32,432,231. For a discussion of the intercreditor arrangements relating to the A Note and B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement. In addition, the Borrower is permitted to incur customary trade payables not to exceed 3% of the original loan amount in the aggregate.

     Overage Rent Payment Obligation. Pursuant to a 1997 revised purchase and sale agreement for the land, the developer or subsequent owner is obligated to pay (on a quarterly basis) to the Township of Bridgewater an annual overage of 15% of rents collected (other than from department stores) exceeding $11,731,250, and 15% above a per kiosk base rent amount of $23,761 per annum. This obligation runs in perpetuity and is not secured by the land.

     Permitted Transfers. The Borrower may transfer all of the collateral securing the Bridgewater Loan to a single-purpose entity that is controlled by
(1) The Rouse Company, or (2) any pension fund or investment fund managed by either J.P. Morgan Investment Management Inc. or another subsidiary of J.P. Morgan Chase & Co., provided that such funds in the aggregate do not at any time own more than 32.5% of the direct or indirect interests in the Borrower (unless such funds meet certain financial requirements), or (3) the New York State Teachers' Retirement System, or (4) certain institutions that are regularly engaged in the business of owning and operating regional shopping malls and that meet certain minimum asset and other requirements, or (5) certain persons or institutions for which rating agency confirmation is received.

     In addition, equity interests in the Borrower may be transferred, provided that after any such transfer, the entities listed in (1) through (5) in the preceding sentence, either individually or in the aggregate (a) continue to own 50% or more of the direct or indirect equity interests in, and the right to at least 50% of the distributions from, the Borrower, and (b) possess, either directly or indirectly, the power to direct the management or policies of the Borrower.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                     PROVO TOWN CENTRE & SPOKANE VALLEY MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                            Original      Cut-Off Date
                           -----------    ------------

BALANCE:                   $95,000,000    $94,802,853

% OF POOL BY UPB:          5.8%

ORIGINATION DATE:          January 30, 2003

COUPON:                    4.42%

INTEREST ACCRUAL:          Actual / 360

TERM:                      60 months

AMORTIZATION:              Monthly amortization based on a 25-year amortization
                           schedule

OWNERSHIP INTEREST:        Fee Simple

PAYMENT DATE:              1st of the month

MATURITY DATE:             February 1, 2008

SPONSOR: Price Development Company Limited Partnership (a wholly-owned subsidiary of GGP Limited Partnership)

CALL PROTECTION/
LOCKOUT: Defeasance permitted 2 years from the date of securitization with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                   $88

UP-FRONT RESERVES:         None

ONGOING / SPRINGING
RESERVES:                  Springing reserves for taxes, insurance, replacement
                           reserves and TI/LC (1)

CASH MANAGEMENT:           Hard Lockbox

ADDITIONAL SECURED/
MEZZANINE DEBT:            None permitted

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:    Portfolio

PROPERTY TYPE:             Regional Mall

PROPERTY LOCATION:         Provo, Utah/ Spokane, Washington

MALL SHOP OCCUPANCY:       93.2%/86.6% (Provo/Spokane)

MALL SHOP SALES PSF:       $252/$252 (Provo/Spokane)

MALL SHOP OCCUPANCY
COST:                      13.6%/12.9% (Provo/Spokane)

OCCUPANCY AS OF DATE:      December 20, 2002

YEAR BUILT:                1998/1997 (Provo/Spokane)

YEAR RENOVATED:            N/A/2001 (Provo/Spokane)

COLLATERAL:                The collateral consists of 2 regional shopping malls
                           containing a total GLA of 1,674,646 sq ft and total owned GLA of 1,079,320 sq ft. Provo Towne Centre is anchored by J.C. Penney, which is part of the collateral, and Dillard's and Sears which are not part of the collateral. Spokane Valley Mall is anchored by J.C. Penney, which is part of the collateral, and Sears and The Bon Marche which are not part of the collateral.

PROPERTY MANAGEMENT:       General Growth Management, Inc.

APPRAISED VALUE:           $162,100,000

APPRAISAL VALUE DATE:      January 14, 2003

CUT-OFF DATE LTV:          58.5%

BALLOON LTV:               51.6%

U/W NOI:                   $13,839,109

U/W NCF:                   $12,994,880

CURRENT ANNUAL DEBT
SERVICE:                   $6,284,836

U/W NOI DSCR:              2.20x

U/W NCF DSCR:              2.07x

--------------------------------------------------------------------------------

(1)  See "Reserves" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The fifth largest loan (the "Provo/Spokane Loan"), representing approximately 5.8% of the initial pool balance, with a Cut-Off Date principal balance of $94,802,853, is a 5-year balloon loan that has a maturity date of February 1, 2008 and provides for monthly payments of principal and interest based on a 25-year amortization schedule. The Provo/Spokane Loan is secured by, among other things, mortgages and security agreements encumbering the Borrowers' fee ownership interest in the Provo/Spokane Properties as well as assignments of the Borrowers' interests in the rents and leases associated with the Provo/Spokane Property. For the purposes of this securitization, this loan is expected to be rated investment grade by S&P and Fitch.

     The Borrower. The Borrowers under the Provo/Spokane Loan, Provo Mall L.L.C. and Spokane Mall L.L.C., each of which is a Delaware limited liability company are special purpose, bankruptcy remote entities. The Borrowers are sponsored by Price Development Company, Limited Partnership, a Maryland limited partnership (a wholly-owned subsidiary of GGP Limited Partnership ("GGP")) having a 75% ownership interest in the Borrowers (the remaining 25% is owned by JCP Realty, Inc.). GGP is the second largest regional mall REIT in the country and owns, developed, or operates over 150 regional shopping malls totaling 135 million sq. ft. The Borrowers are jointly and severally liable for the debt.

     The Property. The Provo/Spokane Loan is secured by two properties, the Provo Towne Centre and the Spokane Valley Mall (the "Provo/Spokane Property"). The Provo Towne Centre, located at Interstate 15 and University Avenue in Provo, Utah, contains 801,602 sq. ft. of GLA, and features approximately 100 mall stores, a multiplex theater, and three anchor stores, Dillard's, Sears and J.C. Penney. While the J.C. Penney store is owned by the Borrowers and forms part of the collateral, each of the Dillard's and Sears stores are separately owned and do not form part of the collateral. The total owned GLA of the Provo Towne Centre is 460,973 sq. ft.

     The Spokane Valley Mall, located at Interstate 90 and Sullivan Road in Spokane, Washington, contains 873,044 sq. ft. of GLA, and features approximately 100 mall stores, a multiplex theater, an adjacent plaza with four big box retailers, and three anchor stores, Sears, The Bon Marche and J.C. Penney. While the J.C. Penney store is owned by the Borrowers and forms part of the collateral, the Sears and The Bon Marche stores are separately owned and do not form part of the collateral. The total owned GLA of the Spokane Valley Mall is 618,347 sq. ft.

     Major Tenant Summary. The following tables shows certain information regarding the anchor department stores and five largest mall shops of the Provo Towne Centre:

                                 ANCHOR TENANTS

                                                                                                         OPERATING
                                          CREDIT RATING OF PARENT                        COLLATERAL      COVENANT
      ANCHOR           PARENT COMPANY     COMPANY (FITCH/MIS/S&P)           GLA           INTEREST      EXPIRATION
------------------   ------------------   -----------------------   ------------------   ----------     -----------
Dillard's            Dillard's Inc.          NR/Ba3/BB+                   206,240            No           8/4/2013
J.C. Penney          J.C. Penney            BB+/Ba3/BBB-                  151,090            Yes         10/31/2018
Sears                Sears                  BBB+/Baa1/A-                  134,389            No           9/29/2013
                                                                    ------------------
TOTAL                                                                     491,719
                                                                    ==================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


  FIVE LARGEST MALL SHOPS BASED ON ANNUALIZED BASE RENT FOR PROVO TOWNE CENTRE

                              CREDIT RATING OF            % OF                  % OF TOTAL  ANNUALIZED     ANNUAL
                               PARENT COMPANY             TOTAL   ANNUALIZED    ANNUALIZED   BASE RENT  SALES (PSF)     LEASE
          TENANT              (FITCH/MIS/S&P)     GLA      GLA     BASE RENT     BASE RENT     (PSF)        (1)      EXPIRATION
----------------------------  ----------------  -------  ------  -------------  ----------  ----------  -----------  ----------
Champs Sports                    NR/Ba3/BB+       6,196    2.0%  $     136,752      2.9%      $22.07      $   175      1/31/09
Lady / Kids FootLocker           NR/Ba3/BB+       5,108    1.6         112,376      2.4       $22.00      $   110      1/31/09
FootLocker                       NR/Ba3/BB+       5,074    1.6         111,628      2.4       $22.00      $   156      1/31/09
KB Toys                              NR           4,239    1.4         101,736      2.2       $24.00      $   175     12/31/08
American Eagle Outfitter             NR           4,190    1.4          98,465      2.1       $23.50      $   371      1/31/09
                                                -------  ------  -------------  ----------  ----------
TOTAL/WTD. AVG. LARGEST
  MALL SHOPS TENANTS                             24,807    8.0         560,957     12.0       $22.61
Remaining Mall Shops Tenants                    185,527   59.9       3,063,093     65.5       $16.51
Vacant Mall Shops Space                          21,199    6.8
                                                -------  ------  -------------  ----------
TOTAL/WTD. AVG. ALL MALL
  SHOPS TENANTS                                 231,533   74.7       3,624,050     77.5
Cinemark Theaters Cinema             NR          78,350   25.3       1,052,903     22.5       $13.44      $    85      9/30/19
                                                -------  ------  -------------  ----------  ----------

TOTAL/WTD. AVG. ALL TENANTS
  (NON-ANCHOR)                                  309,883  100.0%  $   4,676,952    100.0%      $16.20

----------

(1)  Trailing twelve months ending 9/30/2002 sales psf.

     Lease Expiration. The following table shows the lease expiration schedule for the Provo Towne Centre:

                LEASE EXPIRATION SCHEDULE FOR PROVO TOWNE CENTRE
                               (EXCLUDES ANCHORS)

                                                         CUMULATIVE                     % OF TOTAL      ANNUALIZED
                              EXPIRING        % OF           OF         ANNUALIZED      ANNUALIZED       BASE RENT
  YEAR ENDING DECEMBER 31,       GLA       TOTAL GLA     TOTAL GLA      BASE RENT        BASE RENT         (PSF)
----------------------------  --------     ---------     ----------    -----------      ----------      ----------
2003                             3,214         1.0%          1.0%      $    54,888           1.2%        $   17.08
2004                             2,752         0.9           1.9%          117,579           2.5%        $   42.72
2005                            10,160         3.3           5.2%          114,739           2.5%        $   11.29
2006                             4,473         1.4           6.6%           71,568           1.5%        $   16.00
2007                            10,350         3.3          10.0%                0           0.0%        $    0.00
2008                            64,022        20.7          30.6%        1,495,259          32.0%        $   23.36
2009                            55,294        17.8          48.5%          914,106          19.5%        $   16.53
2010                            22,372         7.2          55.7%          265,928           5.7%        $   11.89
2011                             7,711         2.5          58.2%          189,040           4.0%        $   24.52
2012                            11,214         3.6          61.8%           69,656           1.5%        $    6.21
2013                             3,791         1.2          63.0%          130,720           2.8%        $   34.48
2014                            11,965         3.9          66.9%          160,568           3.4%        $   13.42
2015                                 0         0.0          66.9%                0           0.0%        $    0.00
2016 & thereafter               81,366        26.3          93.2%        1,092,903          23.4%        $   13.43
Vacant                          21,199         6.8         100.0%                0           0.0%        $    0.00
                              --------     ---------     ----------    -----------      ----------
   TOTAL/WTD. AVG.             309,883       100.0%                      4,676,952         100.0%        $   16.20
                              ========     =========                   ===========      ==========

     Major Tenant Summary. The following tables shows certain information regarding the anchor department stores and five largest mall shops of the Spokane Valley Mall:

                                 ANCHOR TENANTS

                                                                                                 OPERATING
                                             CREDIT RATING OF PARENT                COLLATERAL   COVENANT
      ANCHOR            PARENT COMPANY      COMPANY (FITCH/MIS/ S&P)       GLA       INTEREST   EXPIRATION
-------------------  ---------------------  ------------------------  ------------  ----------  ----------
Sears                Sears                        BBB+/Baa1/A-         134,277          No       8/31/2012
J.C. Penney          J.C. Penney                  BB+/Ba3/BBB-         126,243         Yes       8/31/2017
Bon Marche           Federated Dept Stores       BBB+/Baa1/BBB+        120,420          No       8/30/2012
                                                                      ------------
TOTAL                                                                  380,940
                                                                      ============



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      FIVE LARGEST NON-ANCHOR TENANTS BASED ON ANNUALIZED BASE RENT FOR SPOKANE VALLEY MALL

                                   CREDIT RATING
                                     OF PARENT                                         % OF
                                      COMPANY                  % OF                    TOTAL     ANNUALIZED    ANNUAL
                                    (FITCH/MIS/               TOTAL     ANNUALIZED   ANNUALIZED  BASE RENT      SALES       LEASE
          TENANT                        S&P)        GLA        GLA      BASE RENT    BASE RENT     (PSF)       (PSF)(1)   EXPIRATION
--------------------------------   -------------   -------    ------    -----------  ----------  ----------    --------   ----------
Sportsman's Warehouse (2)                NR         45,866      9.3%    $   481,593      7.9%    $    10.50      N/A       10/31/16
Linens `N Things (2)                     NR         30,035      6.1%    $   360,420      5.9%    $    12.00      N/A       1/31/12
T.J. Maxx (2)                         NR/A3/A-      29,809      6.1%    $   327,899      5.4%    $    11.00      N/A       10/31/11
Old Navy Clothing Co(2)             BB-/Ba2/BB+     20,338      4.1%    $   203,380      3.3%    $    10.00      N/A       1/31/07
Stuart Anderson's Black
   Angus (3)                             NR          6,726      1.4%    $   162,000      2.7%    $    24.09     $  455     10/31/21
                                                   -------    ------    -----------  ----------  ----------    --------
TOTAL/WTD. AVG. LARGEST TENANTS                    132,774     27.0%    $ 1,535,292     25.2%    $    11.56
Remaining Non-Anchor Tenants (4)                   253,617     51.5%    $ 4,338,696     71.2%    $    17.11
Vacant Non-Anchor Space                             65,713     13.4%
                                                   -------    ------    -----------  ----------  ----------
TOTAL NON-ANCHOR                                   452,104     91.9%    $ 5,873,988     96.4%    $    15.20
Regal Act III Cinema (5)              NR/B1/BB-     40,000      8.1%    $   220,000      3.6%    $     5.50     $  114     8/19/32

                                                   -------    ------    -----------  ----------  ----------    --------
TOTAL/WTD. AVG. ALL (NON-ANCHOR)                   492,104    100.0%    $ 6,093,988    100.0%    $    14.29

----------

(1)  Trailing twelve months ending 9/30/2002 sales psf.

(2)  Tenant located in Spokane Valley Mall Plaza.

(3)  Tenant located on a pad.

(4)  Excluding Theater.

(5)    Ground Lease.

     Lease Expiration. The following table shows the lease expiration schedule for the Spokane Valley Mall:

                LEASE EXPIRATION SCHEDULE FOR SPOKANE VALLEY MALL
                               (EXCLUDES ANCHORS)

                                                             CUMULATIVE                   % OF TOTAL     ANNUALIZED
                                    EXPIRING      % OF           OF        ANNUALIZED     ANNUALIZED     BASE RENT
     YEAR ENDING DECEMBER 31,          GLA      TOTAL GLA    TOTAL GLA     BASE RENT      BASE RENT        (PSF)
---------------------------------   --------    ---------    ----------    ----------     ----------     ----------
Month to Month (1)                     3,071       0.6%         0.6%       $   61,272        1.0%        $   19.95
2003                                   9,633       2.0          2.6%          111,775        1.8%        $   11.60
2004                                  11,241       2.3          4.9%           53,551        0.9%        $    4.76
2005                                   1,822       0.4          5.2%           51,246        0.8%        $   28.13
2006                                  10,898       2.2          7.5%           41,800        0.7%        $    3.84
2007                                  89,342      18.2         25.6%        2,025,015       33.2%        $   22.67
2008                                  45,782       9.3         34.9%          840,264       13.8%        $   18.35
2009                                  18,554       3.8         38.7%          242,435        4.0%        $   13.07
2010                                   9,177       1.9         40.5%          177,478        2.9%        $   19.34
2011                                  36,771       7.5         48.0%          471,399        7.7%        $   12.82
2012                                  41,558       8.4         56.5%          515,981        8.5%        $   12.42
2013                                  10,215       2.1         58.5%          223,679        3.7%        $   21.90
2014                                       0       0.0         58.5%                0        0.0%        $    0.00
2015                                   6,023       1.2         59.8%                0        0.0%        $    0.00
2016 and thereafter                  132,304      26.9         86.6%        1,278,093       21.0%        $    9.66
Vacant                                65,713      13.4        100.0%                0        0.0%        $    0.00
                                    --------    ---------                  ----------                    ----------
   TOTAL/WTD. AVG.                   492,104     100.0%                    $6,093,988      100.0%        $   14.29
                                    ========    =========                  ==========                    ==========

----------

(1)  Leases expiring prior to 3/1/2003.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Reserves. Springing reserves for taxes, insurance, replacement reserves and TI/LC's are required if NOI based on the quarterly annualized trailing twelve months falls below 85% of the NOI determined at origination. Additionally, the sponsor has provided a limited guarantee of TI/LC costs for leases expiring on or after January 1, 2007 in the maximum aggregate amount of $3.5 million. A portion of this amount is payable upon any acceleration of the Provo/Spokane Loan prior to January 1, 2007.

     Insurance Requirements. The Borrowers are required to maintain comprehensive all risk insurance and (1) $75 million in coverage for terrorism if insured under a blanket policy, or (2) if insured under a dual-property policy, the lesser of the greatest insurable value of the Provo/Spokane Property (plus related business interruption coverage) and that amount of coverage that can be purchased for $150,000 annually.

     Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the Provo/Spokane Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the Provo/Spokane Property which is swept daily to the Borrower. Upon the occurrence of an event of default under the loan such amounts will no longer be swept to the Borrower. If NOI based on the quarterly annualized trailing twelve months falls below 85% of the NOI determined at origination, amounts in the lockbox will not be swept to the Borrower until after payment of the monthly debt service and required reserves.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted except for customary trade payables, financing leases and purchase money debt for equipment or other personal property used in connection with on the Provo/Spokane Property to the extent that they do not exceed 5% of the original loan balance in the aggregate. The Borrowers may also incur unsecured obligations to contractors and other service or materials providers relating to capital expenditures permitted or required under the Loan Agreement, to the extent such obligations are not represented by a note and are not more than 60 days past due.

     Permitted Transfers. The Borrowers may transfer all of the collateral securing the Provo/Spokane Loan to a single-purpose entity controlled by (1) General Growth Properties, Inc., or (2) GGP Limited Partnership, or (3) GGPLP, L.L.C., or (4) Price Development Company Limited Partnership (so long as it is controlled by an equity holder fulfilling certain requirements), or (5) JCP Realty, Inc., or (6) certain institutions that are regularly engaged in the business of owning and operating regional shopping malls and that meet certain minimum asset and other requirements, or (7) certain persons or institutions for which rating agency confirmation is received.

     In addition, equity interests in the Borrowers may be transferred, provided that after any such transfer, the entities listed in (1) through (7) in the preceding sentence, either individually or in the aggregate, continue to own 50% or more of the direct or indirect common equity interests in the Borrower and possess, either directly or indirectly, the power to direct the management or policies of the Borrower.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                  MIAMI CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                           ORIGINAL       CUT-OFF DATE
                           --------       ------------

BALANCE:                   $81,000,000    $81,000,000

% OF POOL BY UPB:          4.9%

ORIGINATION DATE:          September 25, 2002

COUPON:                    5.04%

INTEREST ACCRUAL:          Actual / 360

TERM:                      59 months

AMORTIZATION:              None

OWNERSHIP INTEREST:        (1) Fee simple in a condominium unit

PAYMENT DATE:              1st of the month

MATURITY DATE:             September 1, 2007

SPONSOR: I&G Holding and Crescent Real Estate Equities Limited Partnership; a joint venture between JP Morgan Investment Management (60%) and Crescent Real Estate Equities, Ltd. (40%)

CALL
PROTECTION/LOCKOUT:        Defeasance permitted 2 years from the date of
                           securitization with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                   $104

UP-FRONT RESERVES:         Deferred Maintenance:      $2,694,750
                           TI/LC                      $1,973,611(2)

ONGOING / SPRINGING
RESERVES:                  Springing reserves for taxes, insurance, replacement
                           reserves and TI/LCs (2)

CASH MANAGEMENT:           Hard Lockbox

ADDITIONAL SECURED /
MEZZANINE DEBT:            None permitted

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE
ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:             CBD Office

PROPERTY LOCATION:         Miami, Florida

OCCUPANCY:                 92.9%

OCCUPANCY AS OF
DATE:                      August 31, 2002

YEAR BUILT:                1983

YEAR RENOVATED:            1990

COLLATERAL:                The collateral consists of a 34-story, 779,224 square
                           foot, multi-tenant, Class A commercial office building located at the southeast corner of South
                           Biscayne Boulevard and SE 2nd Street in the Central
                           Business District of the city of Miami.

PROPERTY
MANAGEMENT:                Crescent Property Services, Inc.

APPRAISED VALUE:           $146,000,000

APPRAISAL VALUE
DATE:                      June 14, 2002

CUT-OFF DATE LTV:          55.5%

BALLOON LTV:               55.5%

U/W NOI:                   $13,055,143

U/W NCF:                   $11,778,758

CURRENT ANNUAL
DEBT SERVICE:              $4,139,100

U/W NOI DSCR:              3.15x

U/W NCF DSCR:              2.85x

--------------------------------------------------------------------------------

(1) The Miami Center Property is subject to a declaration of condominium. The condominium declaration creates two condominium units, the hotel unit and the office unit. The Borrower is the fee owner of the office unit and has a 50% aggregate percentage interest in certain common elements shared by the two units.

(2)  See "Reserves" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The sixth largest loan (the "Miami Center Loan") representing approximately 4.9% of the initial pool balance, with a Cut-Off Date principal balance of $81,000,000, is a 59-month balloon loan that has a maturity date of September 1, 2007 and provides for monthly payments of interest only. The Miami Center Loan is secured by, among other things, a mortgage and security agreement encumbering the Borrower's fee ownership interest in the Miami Center Property as well as an assignment of the Borrower's interest in the rents and leases associated with the Miami Center Property. For the purposes of this securitization, this loan is expected to be rated investment grade by S&P and Fitch.

     The Borrower. The Borrower under the Miami Center Loan, Crescent Miami Center, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by I&G Holding (an affiliate of JP Morgan Investment Management, or "JPMIM") and Crescent Real Estate Equities Limited Partnership (an affiliate of Crescent Real Estate Equities, Ltd., or "Crescent"). JPMIM is a real estate investment management company in the United States, catering primarily to public and private pension plans. Crescent is a publicly traded real estate investment trust that manages and has ownership interests in approximately 73 office properties in the United States totaling approximately 28.5 million square feet.

     The Property. The Miami Center property (the "Miami Center Property") is a
5.06 acre parcel on which is situated a 779,224 sq. ft. GLA, 34-story, Class A commercial office building located at the southeast corner of South Biscayne Boulevard and SE 2nd Street in the Central Business District of the city of Miami, Florida. The leasable area of the Miami Center Property consists primarily of multi-tenanted office space. The Miami Center Property is subject to a declaration of condominium creating two condominium units, a hotel unit and an office unit. The Miami Center Property consists of the office unit plus a 50% aggregate percentage interest in certain common elements shared by the two units.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Miami Center Property:



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                               CREDIT                                                           % OF
                               RATING                                             ANNUALIZED    TOTAL
                             (FITCH/MIS/                            ANNUALIZED    BASE RENT   ANNUALIZED     LEASE
          TENANT                S&P)          GLA       % OF GLA     BASE RENT      (PSF)     BASE RENT    EXPIRATION
-------------------------    -----------    --------    --------    ------------  ----------  ----------  ------------
Citicorp North America       AA+/Aa1/AA-     122,609        15.7%     $2,599,974     $21.21       13.8%       1/31/09
Shook,Hardy, & Bacon             NR           70,361         9.0       2,301,508     $32.71       12.3       11/30/10
Ferrell Schultz                  NR           54,777         7.0       1,740,352     $31.77        9.3       10/31/12
Shutts & Bowen L.L.P.            NR           59,956         7.7       1,511,140     $25.20        8.0       10/31/05
Stanford Group Holdings          NR           34,031         4.4       1,046,453     $30.75        5.6        4/30/11
MCI Metro Access                 NR           41,615         5.3         940,367     $22.60        5.0        9/30/10
Broad & Cassel                   NR           29,511         3.8         700,922     $23.75        3.7      8/31/2004
                                                                                                          & 8/31/2005
Regus Business Center            NR           23,544         3.0         691,016     $29.35        3.7        3/31/11
McDermott, Will & Emery          NR           23,843         3.1         655,683     $27.50        3.5        9/30/06
Hughes, Hubbard & Reed           NR           23,597         3.0         610,405     $25.87        3.2        9/30/05
                                            --------    --------    ------------  ----------  ----------
  TOTAL/WTD. AVG. LARGEST                    483,844        62.1     $12,797,820     $26.45       68.1
  TENANTS
Remaining Tenants                            240,033        30.8       5,988,053     $24.95       31.9
Vacant Space                                  55,347         7.1
                                            --------    --------    ------------  ----------  ----------
  TOTAL/WTD. AVG. ALL                        779,224       100.0%    $18,785,873     $25.95      100.0%
                                            ========    ========    ============  ==========  ==========

     Lease Expiration. The following table shows the lease expiration schedule for the Miami Center Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                          % OF TOTAL    ANNUALIZED
        YEAR ENDING                          % OF TOTAL     CUMULATIVE     ANNUALIZED     ANNUALIZED     BASE RENT
       DECEMBER 31,          EXPIRING GLA        GLA       OF TOTAL GLA     BASE RENT     BASE RENT        (PSF)
-------------------------    ------------    ----------    ------------   ------------    ----------   ------------
Month to Month(1)                  2,590           0.3%           0.3%    $     74,355         0.4%    $      28.71
2003                              11,472           1.5            1.8%         202,297         1.1     $      17.63
2004                              80,921          10.4           12.2%       1,872,813        10.0     $      23.14
2005                             128,056          16.4           28.6%       3,304,518        17.6     $      25.81
2006                              46,590           6.0           34.6%       1,278,364         6.8     $      27.44
2007                              54,408           7.0           41.6%       1,288,248         6.9     $      23.68
2008                                   0           0.0           41.6%          12,000         0.1              NAP
2009                             138,071          17.7           59.3%       3,028,434        16.1     $      21.93
2010                             131,163          16.8           76.1%       3,690,275        19.6     $      28.14
2011                              75,829           9.7           85.9%       2,294,217        12.2     $      30.26
2012                              54,777           7.0           92.9%       1,740,352         9.3     $      31.77
2013                                   0           0.0           92.9%               0         0.0     $       0.00
2014                                   0           0.0           92.9%               0         0.0     $       0.00
2015                                   0           0.0           92.9%               0         0.0     $       0.00
2016 & thereafter                      0           0.0           92.9%               0         0.0     $       0.00
Vacant                            55,347           7.1          100.0%               0         0.0     $       0.00
                             ------------    ----------    ------------   ------------    ----------   ------------
  TOTAL/WTD. AVG.                779,224         100.0%         100.0%    $ 18,785,873       100.0%    $      25.95
                             ============    ==========                     ==========    ==========   ============

----------

(1)  Leases expiring prior to 3/1/2003.

     Reserves. Springing reserves for taxes, insurance, replacement reserves and TI/LCs are triggered if NOI falls below 85% of NOI at origination for two consecutive quarters. At origination, a deferred maintenance reserve was funded in the amount of $2,694,750 to cover the anticipated cost of certain existing deferred maintenance conditions and an upfront TI/LC reserve was funded in the amount of $1,973,611 to cover the anticipated cost of tenant improvements and leasing commissions. Additionally, under certain circumstances, the Borrower is required to remit to the TI/LC reserve certain lease termination fees it may receive.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism; provided that the terrorism coverage is only required to the extent that owners of similar properties are currently obtaining terrorism coverage and the annual premium for the coverage does not exceed $810,000. Notwithstanding the foregoing, the Borrower is required to obtain the maximum amount of terrorism insurance obtainable for this maximum premium.

     Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the Miami Center Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the Miami Center Property. Amounts in excess of certain required reserves are swept daily to the Borrower. Upon the occurrence of an event of default under the loan, such amounts will no longer be swept to the Borrower. If NOI, based on the quarterly annualized trailing twelve months, falls below 85% of NOI at origination for two consecutive quarters, all amounts in the lockbox account after payment of the monthly debt service, required reserves, approved capital and operating expenses of the Borrower and certain other expenses are required to be held as additional collateral for the Miami Center Loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except for customary trade payables to the extent that they do not exceed 3% of the original loan balance in the aggregate. In addition the Borrower is allowed to enter into financing leases and incur purchase money debt in the ordinary course of business, provided that the aggregate amount of these leases and debt does not exceed $500,000 at any time or require aggregate payments in excess of $50,000 in any one calendar year.

     Permitted Transfers. The Borrower may transfer all of the collateral securing the Miami Center Loan to a single-purpose entity that is controlled by
(1) I&G Holding or Crescent Real Estate Equities Limited Partnership or their respective successors by merger or acquisition, or (2) any pension fund or investment fund managed by J.P. Morgan Investment Management Inc. or another subsidiary of J.P. Morgan Chase & Co., or (3) certain institutions that are regularly engaged in the business of owning and operating office properties in major metropolitan areas and that meet certain minimum asset requirements, or
(4) certain persons or institutions for which rating agency confirmation is received.

     In addition, equity interests in the Borrower may be transferred, provided that after any such transfer, the entities listed in (1) through (4) in the preceding sentence, either individually or in the aggregate (a) continue to own 51% or more of the direct or indirect equity interests in, and the right to at least 51% of the distributions from, the Borrower, and (b) possess, either directly or indirectly, the power to direct the management or policies of the Borrower.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                KIERLAND COMMONS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                           ORIGINAL       CUT-OFF DATE
                           --------       ------------

BALANCE:                   $66,000,000    $65,853,794

% OF POOL BY UPB:          4.0%

ORIGINATION DATE:          December 23, 2002

COUPON:                    5.85%

INTEREST ACCRUAL:          Actual / 360

TERM:                      120 months

AMORTIZATION:              Monthly amortization on a 30-year amortization
                           schedule

OWNERSHIP INTEREST:        Fee Simple

PAYMENT DATE:              1st of the month

MATURITY DATE:             January 1, 2013

SPONSOR:                   Ray Hunt

CALL
PROTECTION/LOCKOUT:        Defeasance permitted 2 years from the date of
                           securitization with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                   $174

UP-FRONT RESERVES:         TI/LC:  $442,449(1)

ONGOING / SPRINGING
RESERVES:                  Springing reserves for taxes and insurance (1)

CASH MANAGEMENT:           Not required

ADDITIONAL SECURED /
MEZZANINE DEBT:            None permitted

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:    Single Asset

PROPERTY TYPE:             Anchored Retail

PROPERTY LOCATION:         Phoenix, Arizona

OCCUPANCY:                 97.0%

SALES PSF:                 $412

OCCUPANCY COST:            7.38%

OCCUPANCY AS OF DATE:      December 1, 2002

YEAR BUILT:                2000 - 2002

YEAR RENOVATED:            NAP

COLLATERAL:                The collateral consists of a lifestyle center
                           containing 377,690 square feet comprised of approximately 67% retail space and 33% office space.
                           The subject is anchored by Crate & Barrel, Barnes &
                           Noble, The Cheesecake Factory, P.F. Chang's, and Z
                           Gallerie.

PROPERTY MANAGEMENT:       Cushman & Wakefield of Arizona, Inc.

APPRAISED VALUE:           $97,400,000

APPRAISAL VALUE DATE:      October 17, 2002

CUT-OFF DATE LTV:          67.6%

BALLOON LTV:               57.2%

U/W NOI:                   $8,232,451

U/W NCF:                   $7,670,597

CURRENT ANNUAL DEBT
SERVICE:                   $4,672,332

U/W NOI DSCR:              1.76x

U/W NCF DSCR:              1.64x

--------------------------------------------------------------------------------

(1)  See "Reserves" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The seventh largest loan (the "Kierland Commons Shopping Center Loan"), representing approximately 4.0% of the initial pool balance, with a Cut-Off Date principal balance of $65,853,794, is a 10-year balloon loan that has a maturity date of January 1, 2013 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Kierland Commons Shopping Center Loan is secured by, among other things, an amended and restated deed of trust, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee ownership interest in the Kierland Commons Property.

     The Borrower. The Borrower under the Kierland Commons Shopping Center Loan, Kierland Greenway, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Ray Hunt.

     The Property. The Kierland Commons property (the "Kierland Commons Property") is a 377,690 sq. ft. GLA Class A lifestyle center located in Phoenix, Arizona. There are approximately 254,463 sq. ft. of retail space and 123,227 sq. ft. of office space. The property is anchored by Crate & Barrel, Barnes & Noble, The Cheesecake Factory, P.F. Chang's, and Z Gallerie. Other national tenants in occupancy include Ann Taylor Loft, Chico's, Guess?, J. Crew, J. Jill, Restoration Hardware, Sharper Image, Smith & Hawken, Starbucks, Talbots, and Victoria's Secret.

     Major Tenant Summary. The following table shows certain information regarding the anchor tenants and the five largest tenants of the Kierland Commons Property:

                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                    CREDIT
                                    RATING                                     ANNUALIZED  % OF TOTAL
                                 (FITCH/MIS/                      ANNUALIZED   BASE RENT   ANNUALIZED     LEASE      SALES
          TENANT                     S&P)       GLA     % OF GLA   BASE RENT     (PSF)      BASE RENT   EXPIRATION   (PSF)
-------------------------------  -----------  -------   --------  -----------  ----------  ----------   ----------  -------
Crate & Barrel                        NR       37,066      9.8%   $   926,650  $   25.00        9.3%     01/01/14   $294
Barnes & Noble                    NR/Ba3/BB    30,000      7.9        600,000      20.00        6.0      10/01/12    N/A
Troon Golf                            NR       19,120      5.1        458,880      24.00        4.6      08/01/05   NAP (1)
The Kronos Group                      NR       16,795      4.4        390,484      23.25        3.9      12/01/11   NAP (1)
P.F. Chang's (2)                      NR       16,733      4.4        359,760      21.50        3.6      07/01/05    N/A
The Cheesecake Factory                NR        9,753      2.6        341,355      35.00        3.4      08/01/20   $990
Anthropologie                         NR       11,225      3.0        332,260      29.60        3.3      08/01/10   $340
Z Gallerie                            NR       13,515      3.6        289,221      21.40        2.9      11/01/11   $311
Talbot's                              NR        7,516      2.0        285,608      38.00        2.9      10/01/14   $331(3)
Mastro's Ocean Club                   NR        8,571      2.3        282,843      33.00        2.8      06/01/17   $540(4)
                                              -------   --------  -----------  ----------  ----------
TOTAL/WTD. AVG. LARGEST TENANTS               170,294     45.1    $ 4,267,060  $   25.06       42.6
Total Remaining Tenants                       196,120     51.9    $ 5,744,862  $   29.29       57.4
Total Vacant Space                             11,276      3.0                      --         --
                                              -------   --------  -----------  ----------  ----------
TOTAL/WTD. AVG. ALL                           377,690    100.0%   $10,011,922  $   27.32      100.0%

----------

(1)  Office Tenant.

(2) P.F. Chang's also occupies a 7,000 sq. ft. retail restaurant in the subject.

(3)  Annualized sales based on September - December 2002.

(4)  Annualized sales based on November and December 2002.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Lease Expiration. The following table shows the lease expiration schedule for the Kierland Commons Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                     % OF TOTAL    ANNUALIZED
      YEAR ENDING                            % OF       CUMULATIVE     ANNUALIZED    ANNUALIZED     BASE RENT
      DECEMBER 31,        EXPIRING GLA    TOTAL GLA    OF TOTAL GLA    BASE RENT      BASE RENT       (PSF)
----------------------    ------------    ---------    ------------  -------------   ----------   -----------
2003                             0           0.0%             0.0%   $         0         0.0      $      0.00
2004                         3,676           1.0              1.0%       123,208         1.2      $     33.52
2005                        59,143          15.7             16.7%     1,297,012        13.0      $     21.93
2006                         3,864           1.0             17.7%        85,008         0.8      $     22.00
2007                        21,522           5.7             23.4%       503,171         5.0      $     23.38
2008                        13,694           3.6             27.0%       358,200         3.6      $     26.16
2009                             0           0.0             27.0%             0         0.0      $      0.00
2010                        33,434           8.9             35.8%       997,140        10.0      $     29.82
2011                        80,431          21.3             57.1%     2,385,254        23.8      $     29.66
2012                        74,244          19.7             76.8%     2,178,994        21.8      $     29.35
2013                             0           0.0             76.8%             0         0.0      $      0.00
2014                        51,582          13.7             90.4%     1,297,238        13.0      $     25.15
2015                             0           0.0             90.4%             0         0.0      $      0.00
2016 & Thereafter           24,824           6.6             97.0%       786,698         7.9      $     31.69
Vacant                      11,276           3.0            100.0%             0         0.0      $      0.00
                          ------------    ---------                  -------------   ----------
   TOTAL/WTD. AVG.         377,690         100.0%                    $10,011,922       100.0%     $     27.32
                          ============    =========                  =============   ==========

     Reserves. At origination $442,449 was funded into a TI/LC reserve. Springing reserves for taxes and insurance are required upon the occurrence of an event of default under the Kierland Commons Shopping Center.

     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance with coverage for terrorism and acts of terrorism; provided that the Borrower is not required to maintain terrorism insurance in an amount in excess of the outstanding principal balance of the loan. If the cost of the additional premium in respect of terrorism insurance would exceed (1) in the case of a standalone policy, 125% of the cost of a comprehensive all risk insurance policy with an exclusion for terrorism or (2) in the case of a comprehensive all risk insurance policy, 225% of the cost of a comprehensive all risk insurance policy with an exclusion for terrorism, the Borrower is only required to obtain the maximum amount of terrorism insurance obtainable for this maximum premium.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted except for trade payables and debt incurred in the financing of equipment or other personal property used on the Kierland Commons Property.

     Permitted Transfers. Transfers of the direct or indirect ownership interests in the Borrower are permitted without the consent of the lender if there is no change of control of the Borrower or its general partner, manager or managing member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the Borrower and (2) no more than 49% of the ownership interests of the Borrower are transferred in the aggregate; provided that transfers to certain parties specified in the loan documents are permitted without regard to these restrictions. Additionally, certain transfers are permitted for estate planning purposes.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                  THE AVENTINE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                           ORIGINAL       CUT-OFF DATE
                           --------       ------------

BALANCE:                   $50,000,000    $50,000,000

% OF POOL BY UPB:          3.0%

ORIGINATION DATE:          December 23, 2002

COUPON:                    4.99%

INTEREST ACCRUAL:          Actual / 360

TERM:                      60 months

AMORTIZATION:              None

OWNERSHIP INTEREST:        Fee Simple

PAYMENT DATE:              1st of the month

MATURITY DATE:             January 1, 2008

SPONSOR:                   Glenborough Properties

CALL
PROTECTION/LOCKOUT:        Defeasance permitted 2 years from the date of
                           securitization with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                   $211

UP-FRONT RESERVES:         None

ONGOING / SPRINGING
RESERVES:                  Reserves for taxes, insurance, replacement reserves
                           and TI/LCs (1)

CASH MANAGEMENT:           Springing Lockbox

ADDITIONAL SECURED /
MEZZANINE DEBT:            None permitted

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE
ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:             Office

PROPERTY LOCATION:         San Diego, California

OCCUPANCY:                 94.0%

OCCUPANCY AS OF
DATE:                      December 1, 2002

YEAR BUILT:                1990

YEAR RENOVATED:            NAP

COLLATERAL:                The collateral consists of four buildings (11-story
                           office building, 6-story office building, and 2, single-story restaurant buildings) located approximately 13 miles north of downtown San Diego just east of La Jolla.

PROPERTY MANAGEMENT:       Glenborough Realty Trust Incorporated

APPRAISED VALUE:           $73,000,000

APPRAISAL VALUE            August 1, 2002
DATE:

CUT-OFF DATE LTV:          68.5%

BALLOON LTV:               68.5%

U/W NOI:                   $5,522,844

U/W NCF:                   $5,067,744

CURRENT ANNUAL DEBT
SERVICE:                   $2,529,653

U/W NOI DSCR:              2.18x

U/W NCF DSCR:              2.00x

--------------------------------------------------------------------------------

(1)  See "Reserves" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The eighth largest loan (the "The Aventine Loan"), representing approximately 3.0% of the initial pool balance, with a Cut-Off Date principal balance of $50,000,000, is a 5-year balloon loan that has a maturity date of January 1, 2008 and provides for monthly payments of interest only. The Aventine Loan is secured by, among other things, a deed of trust, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee ownership interest in The Aventine Property.

     The Borrower. The Borrower under The Aventine Loan, GLB Aventine L.P., is a Delaware limited partnership that is a special purpose, bankruptcy remote entity sponsored by Glenborough Properties LP. Glenborough Properties is a publicly traded real estate investment trust which owns and operates a nationwide portfolio of high quality office and industrial properties encompassing 14 million square feet.

     The Property. The Aventine ("The Aventine Property") consists of four Class A buildings (11-story office building, 6-story office building, and 2 single-story restaurant buildings) totaling 237,031 sq. ft. GLA. The property consists of 214,191 square feet of office space and 22,840 square feet of restaurant space with three subterranean parking garages. The property is situated approximately 13 miles north of downtown San Diego just east of La Jolla. The Aventine complex includes a 419-room Hyatt Regency Luxury Hotel and the Club at Aventine, a full service health club, which are not part of the collateral.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of The Aventine Property:

                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                        CREDIT                                         ANNUALIZED   % OF TOTAL
                                        RATING                            ANNUALIZED   BASE RENT    ANNUALIZED     LEASE
             TENANT                  (FITCH/MIS/S&P)    GLA     % OF GLA  BASE RENT      (PSF)      BASE RENT    EXPIRATION
----------------------------------   ---------------  -------   --------  ----------   ----------   ----------   ----------
New York Life Insurance Company        AA/Aa1/AA+      28,847     12.2%   $  898,584   $   31.15       12.9%       09/01/07
American Property Management               NR          15,965      6.7       543,768       34.06        7.8        09/01/05
American Express Financial
   Advisors                             A+/A1/A+       13,696      5.8       525,924       38.40        7.5        04/01/07
Center for Creative Leadership (1)         NR          18,769      7.9       391,572       20.86        5.6        01/01/09
AETC Engineering                           NR           8,956      3.8       349,284       39.00        5.0        12/01/09
Mentus                                     NR           9,547      4.0       344,456       36.08        4.9        02/01/06
JPI Texas Development, Inc.                NR           9,816      4.1       343,956       35.04        4.9        07/01/05
Michael Gordon, MD                         NR           9,019      3.8       281,373       31.20        4.0        02/01/06
PED & Associates                           NR           7,646      3.2       255,072       33.36        3.7        10/01/05
SCIREX Corp                                NR           8,140      3.4       253,968       31.20        3.6        08/01/05
                                                      -------   --------  ----------   ----------   ----------
TOTAL/WTD. AVG. LARGEST TENANTS                       130,401     55.0    $4,187,957   $   32.12       60.0
Total Remaining Tenants                                91,639     38.7     2,795,224       30.50       40.0
Total Vacant Space                                     14,991      6.3
                                                      -------   --------  ----------   ----------   ----------
TOTAL/WTD. AVG. ALL                                   237,031    100.0%   $6,983,181   $   31.45      100.0%

----------

(1) Center for Creative Leadership occupies three suites with different lease expiration dates: 8,956 square feet expiring on 1/2/09, 8,956 square feet expiring on 1/1/09 and 857 square feet expiring on 1/1/04.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Lease Expiration. The following table shows the lease expiration schedule for The Aventine Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                      % OF TOTAL    ANNUALIZED
      YEAR ENDING                            % OF       CUMULATIVE     ANNUALIZED     ANNUALIZED     BASE RENT
     DECEMBER 31,         EXPIRING GLA    TOTAL GLA    OF TOTAL GLA     BASE RENT      BASE RENT       (PSF)
----------------------    ------------    ---------    ------------    ----------     ----------    ----------
Month to Month(1)             6,076           2.6%          2.6%       $  107,124         1.5%        $17.63
2003                         14,984           6.3           8.9%          377,185         5.4          25.17
2004                         13,812           5.8          14.7%          443,460         6.4          32.11
2005                         51,980          21.9          36.6%        1,759,448        25.2          33.85
2006                         36,327          15.3          51.9%        1,332,900        19.1          36.69
2007                         49,110          20.7          72.6%        1,604,472        23.0          32.67
2008                              0           0.0          72.6%                0         0.0           0.00
2009                         33,068          14.0          86.6%          950,036        13.3          28.12
2010                          6,400           2.7          89.3%          179,196         2.6          28.00
2011                              0           0.0          89.3%                0         0.0           0.00
2012                              0           0.0          89.3%                0         0.0           0.00
2013                          3,451           1.5          90.8%          103,536         1.5          30.00
2014                              0           0.0          90.8%                0         0.0           0.00
2015                              0           0.0          90.8%                0         0.0           0.00
2016 & Thereafter             6,832           2.9          93.7%          145,824         2.1          21.34
Vacant                       14,991           6.3        100.00%                          0.0           0.00
                          ------------    ---------                    ----------     ----------    ----------
Total/Wtd. Avg.             237,031         100.0%                     $6,983,181       100.0%        $31.45
                          ============    =========                    ==========     ==========    ==========

----------

(1)  Leases expiring prior to 3/1/2003.

     Reserves. Reserves for taxes, insurance, replacement reserves and TI/LCs are required if actual NOI falls below 80% of underwritten NOI ($4,365,180) or upon an event of default under the loan documents. See "Lockbox; Sweep of Excess Cash Flow" below.

     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance which includes coverage for terrorism and acts of terrorism.

     Lockbox; Sweep of Excess Cash Flow. At origination, the Borrower was not required to establish a lockbox; however, if actual monthly NOI falls below $4,365,180, the Borrower will be required to direct all tenants to make payments directly to a cash management account which will swept daily to a lockbox account and held as additional security for the loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted except trade payables and debt incurred in the financing of equipment or other personal property used on The Aventine Property.

     Permitted Transfers. Transfers of the direct or indirect ownership interests in the Borrower are permitted without the consent of the lender if there is no change of control of the Borrower or its general partner, manager or managing member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the Borrower and (2) no more than 49% of the ownership interests of the Borrower are transferred in the aggregate. Additionally, certain transfers are permitted for estate planning purposes.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                             3 HUNTINGTON QUADRANGLE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                           ORIGINAL       CUT-OFF DATE
                           --------       ------------

BALANCE:                   $44,000,000    $44,000,000

% OF POOL BY UPB:          2.7%

ORIGINATION DATE:          December 19, 2002

COUPON:                    5.42%

INTEREST ACCRUAL:          Actual / 360

TERM:                      60 months

AMORTIZATION:              None

OWNERSHIP INTEREST:        Fee Simple

PAYMENT DATE:              1st of the month

MATURITY DATE:             January 1, 2008

SPONSOR:                   Scott Lawlor & Larry Botel

CALL
PROTECTION/LOCKOUT:        Defeasance permitted 2 years from the date of
                           securitization with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                   $110

UP-FRONT RESERVES:         Replacements: $9,708

                           Insurance Reserve: $16,036

ONGOING / SPRINGING
RESERVES:                  Replacements: $9,708(1)

                           RE Tax Reserve: $111,500

                           Insurance Reserve: $8,020

                           Other Reserve: $1,350,000(1)
                                            $170,000(1)

CASH MANAGEMENT:           Springing Lockbox

ADDITIONAL SECURED /
MEZZANINE DEBT:            $3,500,000(2)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE
ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:             Office

PROPERTY LOCATION:         Melville, New York

OCCUPANCY:                 89.9%

OCCUPANCY AS OF
DATE:                      October 23, 2002

YEAR BUILT:                1971

YEAR RENOVATED:            1999

COLLATERAL:                The collateral consists of two, 4-story commercial
                           office buildings totaling 401,582 sq. ft. located in the unincorporated Hamlet of Melville, within the town of Huntington, Suffolk County, New York

PROPERTY MANAGEMENT:       Antares Real Estate Services, LLC

APPRAISED VALUE:           $57,500,000

APPRAISAL VALUE
DATE:                      November 7, 2002

CUT-OFF DATE LTV:          76.5%

BALLOON LTV:               76.5%

U/W NOI:                   $ 5,144,530

U/W NCF:                   $ 4,628,071

CURRENT ANNUAL DEBT
SERVICE:                   $ 2,417,922

U/W NOI DSCR:              2.13x

U/W NCF DSCR:              1.91x

--------------------------------------------------------------------------------

(1)  See "Reserves" below.

(2)  See "Mezzanine Debt" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The ninth largest loan (the "3 Huntington Quadrangle Loan"), representing approximately 2.7% of the initial pool balance, with a Cut-Off Date principal balance of $44,000,000, is a 5-year balloon loan that has a maturity date of January 1, 2008 and provides for monthly payments of interest only. The 3 Huntington Quadrangle Loan is secured by, among other things, a consolidated, amended and restated fee and leasehold mortgage, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee and/or leasehold interest in the 3 Huntington Quadrangle Property.

     The Borrower. The Borrowers under the 3 Huntington Quadrangle Loan, Broadway Melville Fee LLC, Gatehall Melville Fee LLC, and 3HQ Operating Co. LLC, each of which is a Delaware limited liability company, are special purpose, bankruptcy remote entities. The Borrowers are sponsored by Scott Lawlor and Larry Botel. The Borrowers are jointly and severally liable for the debt.

     The Property. The 3 Huntington Quadrangle property (the "3 Huntington Quadrangle Property") consists of two, 4-story Class A commercial office buildings encompassing 401,582 sq. ft. GLA situated in the unincorporated Hamlet of Melville, within the Town of Huntington, Suffolk County, New York. Each building contains approximately 50,000 square foot floorplates totaling approximately 200,000 square feet per building. The property is part of a larger development known as Huntington Quadrangle, which consists of the 3 Huntington Quadrangle Property, 1 Huntington Quadrangle, and 2 Huntington Quadrangle and is located approximately 20 miles east of New York City.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the 3 Huntington Quadrangle Property:

                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                      CREDIT                                            ANNUALIZED     % OF TOTAL
                                      RATING                              ANNUALIZED    BASE RENT      ANNUALIZED      LEASE
             TENANT               (FITCH/MIS/S&P)     GLA     % OF GLA    BASE RENT       (PSF)         BASE RENT   EXPIRATION
-------------------------------   ---------------   -------   --------    ----------   -------------   ----------   ----------
Empire Blue Cross                    NR/NR/A-       109,761     27.3%     $2,730,423   $    24.88(1)      32.1%      12/01/10
Continental Casualty Company          A/A3/A-        83,131     20.7       1,828,882        22.00         21.5       09/01/06
Gentiva Health Services(2)           NR/B3/B+        50,627     12.6       1,211,897        23.94         14.3       12/01/10
Connecticut General Life
   Insurance (CIGNA)                 AA-/A1/A+       34,566      8.6         734,760        21.26          8.6       05/01/05
JP Morgan Chase Bank                A+/Aa3/AA-       25,360      6.3         601,000        23.70          7.1       05/01/07
Travelers Indemnity Company         AA/Aa3/AA-       23,836      5.9         589,226        24.72          6.9       10/01/06
Sedgwick Claims Management              NR           14,014      3.5         334,094        23.84          3.9       10/31/07
Mortgage Warehouse                      NR            7,703      1.9         198,801        25.81          2.3       12/01/05
V.I. Technologies, Inc. (VITEX)         NR            7,506      1.9         166,858        22.23          2.0       12/01/03
Medical Consultants Network
   (MCN)                                NR            4,428      1.1         105,519        23.83          1.2       09/01/05
TOTAL/WTD. AVG. TEN LARGEST
   TENANTS                                          360,932     89.9%     $8,501,460   $    23.55        100.0%
Total Remaining Tenants                                   0      0.0%                                      0.0%
Total Vacant Space                                   40,650     10.1%             --         0.00         --
TOTAL/WTD. AVG. ALL                                 401,582    100.0%     $8,501,460   $    23.55        100.0%

----------

(1) Annualized Base Rent (PSF) is the average of the tenant's rent over the term of the loan. The tenant is currently paying $23.47 PSF.

(2) Gentiva has sublet approximately 19,658 sq. ft. GLA of their space to TNT USA Inc. pursuant to a lease commencing on March 1, 2003 for a term of 5 years with the option to renew through August 31, 2010. The lease rate is $12.00 psf GLA during year one, $22.00 psf GLA in year two, and increasing by 3.5% per annum thereafter.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Lease Expiration. The following table shows the lease expiration schedule for the 3 Huntington Quadrangle Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                         % OF TOTAL     ANNUALIZED
      YEAR ENDING                             % OF        CUMULATIVE     ANNUALIZED      ANNUALIZED      BASE RENT
      DECEMBER 31,        EXPIRING GLA     TOTAL GLA     OF TOTAL GLA     BASE RENT      BASE RENT         (PSF)
-----------------------   ------------     ---------     ------------   ------------     ---------     -----------
2003                          7,506           1.9%            1.9%      $    166,858         2.0%      $    22.23
2004                              0           0.0             1.9%                 0         0.0       $     0.00
2005                         46,697          11.6            13.5%         1,039,080        12.2       $    22.25
2006                        106,967          26.6            40.1%         2,418,108        28.4       $    22.61
2007                         39,374           9.8            49.9%           935,094        11.0       $    23.75
2008                              0           0.0            49.9%                 0         0.0       $     0.00
2009                              0           0.0            49.9%                 0         0.0       $     0.00
2010                        160,388          39.9            89.9%         3,942,320        46.4       $    24.58
2011                              0           0.0            89.9%                 0         0.0       $     0.00
2012                              0           0.0            89.9%                 0         0.0       $     0.00
2013                              0           0.0            89.9%                 0         0.0       $     0.00
2014                              0           0.0            89.9%                 0         0.0       $     0.00
2015                              0           0.0            89.9%                 0         0.0       $     0.00
2016 & Thereafter                 0           0.0            89.9%                 0         0.0       $     0.00
Vacant                       40,650          10.1           100.0%                 0         0.0       $     0.00
                          ------------     ---------                    ------------     ---------     -----------
 TOTAL/WTD. AVG.            401,582         100.0%                      $  8,501,460       100.0%      $    23.55
                          ============     =========                    ============     =========     ===========

     Reserves. The replacements reserve increases each year commencing in 2004 to 1/12th of 102.5% of the previous required annual reserve amount. In addition, the Borrower is required to make a monthly payment of $170,000 on each of February 1, 2003 and March 1, 2003 to a reserve for the estimated cost of replacement of a cooling tower.

     If Continental Casualty Company (or its replacement tenant) elects to terminate or not extend its lease, the Borrower is required to deliver a letter of credit in the amount of $1,350,000 to the lender. If the Borrower fails to deliver the required letter of credit, as described under "Lockbox; Sweep of Excess Cash Flow" below, cash will be swept from the lockbox until $1,500,000 is on deposit in a reserve account.

     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance with no exclusion for terrorism or a stand alone terrorism insurance policy. However, if the cost of the additional premium in respect of terrorism insurance would exceed (1) in the case of a standalone policy, 125% of the cost of a comprehensive all risk insurance policy with an exclusion for terrorism or (2) in the case of a comprehensive all risk insurance policy, 225% of the cost of the base rate for a comprehensive all risk insurance policy with an exclusion for terrorism, the Borrower is only required to obtain the maximum amount of terrorism insurance obtainable for this maximum premium.

     Lockbox; Sweep of Excess Cash Flow. At origination the Borrower established a lockbox from which the Borrower is permitted to withdraw unless (1) trailing twelve month NOI falls below 78% of the underwritten NOI at origination, (2) Continental Casualty Company (or its replacement tenant) chooses to terminate or not to extend its lease, and the Borrower fails to deliver a letter of credit in the amount of $1,350,000 to the lender or (3) an event of default occurs under the loan.

     Mezzanine Loan. The ownership interests of the Borrower secure a mezzanine loan with an outstanding principal balance at origination of $3,500,000. The amount of the mezzanine debt is capped such that the mortgage debt and mezzanine debt in the aggregate cannot result in a loan-to-value ratio of more than 85% or a debt service coverage ratio of less than 1.10x. The mezzanine lender and the mortgage lender have entered into a subordination and intercreditor agreement which provides that the mezzanine loan is fully subordinated to the mortgage loan.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Additional Debt. None permitted except for trade payables and debt incurred in the financing of equipment or other personal property used on the 3 Huntington Quadrangle Property.

     Permitted Transfers. Transfers of the direct or indirect ownership interests in the Borrower are permitted without the consent of the lender if there is no change of control of the Borrower or its general partner, manager or managing member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the Borrower and (2) no more than 49% of the ownership interests of the Borrower are transferred in the aggregate; provided that transfers to certain parties specified in the loan documents are permitted without regard to these restrictions. Additionally, certain transfers are permitted for estate planning purposes.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                               FESTIVAL AT WALDORF

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                           ORIGINAL       CUT-OFF DATE
                           --------       ------------
BALANCE:                   $37,000,000    $37,000,000

% OF POOL BY UPB:          2.2%

ORIGINATION DATE:          December 31, 2002

COUPON:                    5.05%

INTEREST ACCRUAL:          Actual / 360

TERM:                      60 months

AMORTIZATION:              None

OWNERSHIP INTEREST:        Fee Simple

PAYMENT DATE:              1st of the month

MATURITY DATE:             January 1, 2008

SPONSOR:                   Madison Marquette

CALL
PROTECTION/LOCKOUT:        Defeasance permitted 2 years from the date of
                           securitization with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                   $75

UP-FRONT RESERVES:         TI/LC:  $6,250

                           Deferred Maintenance Reserve: $115,000

                           RE Tax Reserve: $134,172

                           Insurance Reserve: $36,927

                           Replacement Reserve: $6,197

                           Ross Reserve: $700,000(1)

                           Roomstore Reserve: $625,000 (1)

                           Sprint Reserve: $49,400(1)

                           Environmental Reserve: $1,000,000(1)

ONGOING / SPRINGING
RESERVES:                  TI/LC  $6,250(1)

                           Replacements: $6,197(1)

                           RE Tax Reserve: $33,543

                           Insurance Reserve: $8,691

                           Other Reserve: NAP

CASH MANAGEMENT:           None

ADDITIONAL SECURED/
MEZZANINE DEBT:            Not permitted other than trade payables

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:    Single Asset

PROPERTY TYPE:             Anchored Retail

PROPERTY LOCATION:         Waldorf, Maryland

OCCUPANCY:                 83.6%

OCCUPANCY AS OF DATE:      December 1, 2002

YEAR BUILT:                1989

YEAR RENOVATED:            NAP

COLLATERAL:                The collateral consists of a community shopping
                           center containing 495,722 sq ft and is anchored by Marshalls, Circuit City, PETsMART, RoomStore,
                           Michaels, Ross Dress for Less, Staples, and Modell's.
                           Overall sales of the property are $182 psf and the overall occupancy cost is 4.85%.

PROPERTY MANAGEMENT:       Madison Marquette Realty Services, L.P.

APPRAISED VALUE:           $49,200,000

APPRAISAL VALUE DATE:      November 8, 2002

CUT-OFF DATE LTV:          75.2%

BALLOON LTV:               75.2%

U/W NOI:                   $4,106,141

U/W NCF:                   $3,845,972

CURRENT ANNUAL DEBT        $ 1,894,451
SERVICE:

U/W NOI DSCR:              2.17x

U/W NCF DSCR:              2.03x

--------------------------------------------------------------------------------

(1)  See "Reserves" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The tenth largest loan (the "Festival at Waldorf Loan"), representing approximately 2.2% of the initial pool balance, with a Cut-Off Date principal balance of $37,000,000, is a 5-year balloon loan that has a maturity date of January 1, 2008 and provides for monthly payments of interest only. The Festival at Waldorf Loan is secured by an indemnity deed of trust, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee ownership interest in the Festival at Waldorf Property.

     The Borrower. The Borrower under the Festival at Waldorf Loan, Madison Waldorf B LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Madison Marquette. The fee ownership in the property is held by C W Waldorf Retail Limited Partnership, an affiliate of the Borrower, which also executed the mortgage which is structured as an indemnity deed of trust.

     The Property. The Festival at Waldorf property (the "Festival at Waldorf Property") is a 495,722 sq. ft. GLA community shopping center located in Waldorf, Maryland approximately 20 miles south of downtown Washington, D.C. The property is anchored by Marshalls, Circuit City, PETsMART, Room Store, Michaels, Ross Dress for Less, Staples, and Modell's. Other national tenants include CVS Pharmacy, Blockbuster Video, Subway, Dollar General, and Panera Bread.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Festival at Waldorf Property:

                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                                                                  ANNUALIZED   APPROX. %
                           CREDIT RATING                % OF TOTAL   ANNUALIZED   BASE RENT    OF TOTAL    SALES     LEASE
      TENANTS             (FITCH/MIS/ S&P)      GLA       GLA(1)      BASE RENT    (PSF)         RENT      (PSF)   EXPIRATION
-----------------------   ----------------    -------   ----------   ----------   ----------   ---------   -----   ----------
Circuit City                     NR            32,475       6.6%     $  324,750    $  10.00      7.4%        N/A    01/01/08
Staples                    BBB/Baa2/ BBB-      24,049       4.9%        323,219    $  13.44      7.3%       $438    06/01/10
Michaels                      NR/Ba1/BB        28,000       5.6%        308,000    $  11.00      7.0%       $171    01/01/07
HMY Room Store                   NR            30,103       6.1%        301,030    $  10.00      6.8%        N/A    03/01/10
Marshalls                      NR/A3/A         35,232       7.1%        246,624    $   7.00      5.6%       $151    01/01/09
PETsMART                      NR/Ba3/B+        30,900       6.2%        210,120    $   6.80      4.8%       $206    01/01/10
Modell's                         NR            17,825       3.6%        204,988    $  11.50      4.6%        N/A    02/01/12
Chuck E. Cheese                  NR            12,189       2.5%        193,074    $  15.84      4.4%       $152    03/01/07
Blockbuster Video                NR             6,600       1.3%        188,100    $  28.50      4.3%       $245    04/01/05
Chili's                     BBB+/Baa2/BBB       6,500       1.3%        156,000    $  24.00      3.5%       $410    01/01/06
                                              -------   ----------   ----------   ----------   ---------
   TOTAL/WTD. AVG.
   LARGEST TENANTS                            223,873      45.2%     $2,455,904    $  10.97      55.7%
Total Remaining Tenants                       190,546      38.4%     $1,952,589    $  10.25      44.3%
Total Vacant Space                             81,303      16.4%       --             --          --
                                              -------   ----------   ----------   ----------   ---------
TOTAL/WTD. AVG. ALL                           495,722     100.0%     $4,408,493    $  10.64     100.0%

     Lease Expiration. The following table shows the lease expiration schedule for the Festival at Waldorf Property:

                            LEASE EXPIRATION SCHEDULE
                               (EXCLUDES ANCHORS)

                                                                                         % OF TOTAL     ANNUALIZED
      YEAR ENDING                            % OF         CUMULATIVE     ANNUALIZED      ANNUALIZED      BASE RENT
      DECEMBER 31,        EXPIRING GLA     TOTAL GLA     OF TOTAL GLA     BASE RENT      BASE RENT         (PSF)
-----------------------   ------------     ---------     ------------    -----------     ----------     ----------
Month to Month(1)              9,267           1.9%           1.9%       $    89,750        2.0%            $9.68
2003                           5,064           1.0            2.9%            75,875        1.7%           $14.98
2004                          31,551           6.4            9.3%           329,602        7.5%           $10.45
2005                          48,821           9.8           19.1%           800,747       18.2%           $16.40
2006                          66,027          13.3           32.4%           520,529       11.8%            $7.88
2007                          48,309           9.7           42.2%           600,102       13.6%           $12.42
2008                          32,475           6.6           48.7%           324,750        7.4%           $10.00
2009                          45,263           9.1           57.9%           336,903        7.6%            $7.44
2010                          88,252          17.8           75.7%           893,793       20.3%           $10.13
2011                           1,520           0.3           76.0%            27,360        0.6%           $18.00
2012                          37,870           7.6           83.6%           409,082        9.3%           $10.80
2013                               0           0.0            0.0%                 0        0.0%            $0.00
2014                               0           0.0            0.0%                 0        0.0%            $0.00
2015                               0           0.0           83.6%                 0        0.0%            $0.00
2016 & Thereafter                  0           0.0           83.6%                 0        0.0%            $0.00
Vacant                        81,303          16.4          100.0%                 0        0.0%            $0.00
                          ------------     ---------                     -----------     ----------
   TOTAL/WTD. AVG.           495,722         100.0%                      $ 4,408,493      100.0%           $10.64
                          ============     =========                     ===========     ==========

----------

(1)  Leases expiring prior to 3/1/2003.

     Reserves. Ross Stores, Inc. currently is paying reduced rent (2% of its sales) due to a co-tenancy clause as a result of a vacant SuperFresh. Ross Stores, Inc. is permitted under its lease to terminate if a replacement tenant for SuperFresh is not in occupancy by April 2003. At origination, an upfront reserve of $700,000 was funded to the Ross reserve account to cover the cost of tenant improvements and/or leasing commissions if Ross Stores, Inc. elects to terminate its lease pursuant to the co-tenancy requirements. The amounts in the Ross reserve account to be released upon, among other things, (1)



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


the tenant resuming payment of base rent under the lease or (2) a replacement tenant taking occupancy and delivering to lender an acceptable estoppel.

     Heilig-Meyers, the parent of the tenant Roomstore, declared bankruptcy in August 2000. At origination, an upfront reserve in the amount of $625,000 was taken as additional security to be released upon, among other things, (i) Heilig-Meyers confirms a plan of reorganization and has not rejected or otherwise terminated liability under the lease or (ii) a replacement tenant takes occupancy.

     Sprint Spectrum L.P. entered into a lease dated June 12, 2002, an upfront reserve in the amount of $49,400 was taken to be released upon Sprint Spectrum L.P. delivering an acceptable estoppel.

     An environmental reserve in the amount of $1,000,000 was established at origination to address concerns resulting from the prior use of the property as a gas station and the current use as a dry cleaner to be identified by a post-closing Phase II. If the remediation estimate is greater than $1,000,000 the Borrower is required to deposit the additional funds in to the reserve or to provide environmental insurance.

     The ongoing TI/LC reserve is capped at $300,000. The ongoing replacements reserve is capped at $263,716.

     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance with no exclusion for terrorism or a stand alone terrorism insurance policy. However, if the cost of the additional premium in respect of terrorism insurance would exceed 125% of the cost of a comprehensive all risk insurance policy with an exclusion for terrorism the Borrower is only required to obtain the maximum amount of terrorism insurance obtainable for this maximum premium. Notwithstanding the foregoing, if the Borrower's failure to provide terrorism insurance would result in a downgrade or withdrawal of the ratings of the loan or any related certificate in a secondary market transaction by a rating agency, the Borrower is required to maintain terrorism coverage regardless of the cost.

     Mezzanine Loan. None permitted.

     Additional Debt. Not permitted except for trade payables and debt incurred in the financing of equipment or other personal property used on the Festival at Waldorf Property.

     Permitted Transfers. Transfers of the direct or indirect ownership interests in the Borrower are permitted without the consent of the lender if there is no change of control of the Borrower or its general partner, manager or managing member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the Borrower and (2) no more than 49% of the ownership interests of the Borrower are transferred in the aggregate; provided that transfers among partners or members of the Borrower holding in excess of 20% of the ownership interests of the Borrower as of origination are not counted for purposes of this computation. Additionally, certain transfers are permitted for estate planning purposes.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.